                                                                   Exhibit 10(o)

                                                                  Execution Copy




                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                           MERCK CAPITAL VENTURES, LLC


                          Dated as of November 27, 2000
                          -----------------------------

                                TABLE OF CONTENTS

                                                                                      Page
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ARTICLE 1   DEFINITIONS................................................................1
            -----------

ARTICLE 2   FORMATION; TERM; FISCAL YEAR...............................................1
            ----------------------------
            2.1.     Formation.........................................................1
            2.2.     Term..............................................................2
            2.3.     Fiscal Year.......................................................2

ARTICLE 3   NAME AND PLACE OF BUSINESS.................................................2
            --------------------------
            3.1.     Name..............................................................2
            3.2.     Principal Place of Business.......................................2

ARTICLE 4   PURPOSE AND POWERS.........................................................2
            ------------------
            4.1.     Purpose...........................................................2
            4.2.     Powers............................................................2

ARTICLE 5   CAPITAL CONTRIBUTIONS; MEMBERSHIP INTERESTS................................3
            -------------------------------------------
            5.1.     Capital Contributions.............................................3
            5.2.     Notice and Funding of Capital Contributions.......................4
            5.4.     No Return of Capital Contributions................................5
            5.5.     Designated Additional Carry Members...............................5

ARTICLE 6   BOARD OF MANAGERS AND OFFICERS OF THE COMPANY..............................6
---------   ---------------------------------------------
            6.1.     Designation of Board of Managers..................................6
            6.2.     Election; Resignation; Removal....................................7
            6.3.     Board Action......................................................7
            6.4.     Meetings..........................................................7
            6.5.     Quorum............................................................8
            6.6.     Action By Consent.................................................8
            6.7.     Telephonic Meetings...............................................8
            6.8.     Managers as Agents................................................8
            6.9.     Powers of the Board...............................................8
            6.10.    Reimbursement.....................................................8
            6.11.    Non-Exclusive Engagement..........................................9
            6.12.    Officers..........................................................9
            6.13.    Certain Actions..................................................10
            6.14.    Reliance by Third Parties........................................12
            6.15.    No Right to Manage...............................................12

ARTICLE 7   RIGHTS AND OBLIGATIONS OF LOFBERG.........................................12
            ---------------------------------
            7.1.     Powers...........................................................12


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            7.2.     Consultation with Investment Committee...........................13

ARTICLE 8   OTHER AGREEMENTS..........................................................13
            ----------------
            8.1.     The Investment Committee and the Executive Committee.............13
            8.2.     Other Investments................................................14
            8.3.     Certain Other Fees...............................................16
            8.4.     MCV Budget.......................................................17
            8.5.     Administrative Staff.............................................18
            8.6.     Fees and Expenses; Carry Member Costs............................18

ARTICLE 9   ACCOUNTS AND ALLOCATIONS..................................................18
            ------------------------
            9.1.     Capital Accounts.................................................18
            9.2.     Allocations......................................................19
            9.3.     Tax Allocations..................................................20

ARTICLE 10  DISTRIBUTIONS.............................................................21
            -------------
            10.1.    Distributions....................................................21
            10.2.    Certain Other Distributions......................................22
            10.3     Distributions in Kind............................................24
            10.4.    Withholding Requirements.........................................25
            10.5.    Valuations.......................................................25

ARTICLE 11  TRANSFER OF MEMBERSHIP INTERESTS..........................................26
            --------------------------------
            11.1.    Transfers........................................................26
            11.2.    Ownership of Membership Interests................................27

ARTICLE 12  WITHDRAWAL; DISSOLUTION AND LIQUIDATION...................................27
            ---------------------------------------
            12.1.    Withdrawal of Members............................................27
            12.3.    Liquidation......................................................27
            12.4.    Return of Excess Distributions to Investor Members...............28

ARTICLE 13  TAX MATTERS; CERTAIN REPRESENTATIONS OF MEMBERS...........................29
            -----------------------------------------------
            13.1.    Designation of Tax Matters Member................................29
            13.2.    Tax Returns......................................................29
            13.3.    Taxable Year.....................................................29
            13.4.    Tax Elections....................................................29
            13.5.    Certain Representations of Members...............................29

ARTICLE 14  BOOKS OF ACCOUNT; REPORTS.................................................31
            -------------------------
            14.1.    Books of Account.................................................31
            14.2.    Reports to Members...............................................31
            14.3.    Final Accounting.................................................31


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ARTICLE 15  LIMITATION ON LIABILITY; INDEMNIFICATION..................................32
            ----------------------------------------
            15.1.    Limitation on Members' Liability.................................32
            15.2.    Limitation on Protected Parties' Liability.......................32
            15.3.    Indemnification of the Protected Parties.........................32
            15.4.    No Liability for Acts of Agents..................................32
            15.5.    General..........................................................33
            15.6.    Survival.........................................................33

ARTICLE 16  MISCELLANEOUS.............................................................33
            -------------
            16.1.    Special Power of Attorney........................................33
            16.2.    Amendments.......................................................33
            16.3.    Binding Effects; Benefits........................................34
            16.4.    Headings.........................................................34
            16.5.    Counterparts.....................................................34
            16.6.    Grammatical Construction.........................................34
            16.7.    Separability.....................................................34
            16.8.    Waiver...........................................................34
            16.9.    Entire Agreement.................................................35
            16.10.  Notices...........................................................35
            16.11.   Insurance........................................................35
            16.12.   Disclosure of Investment.........................................36
            16.13.   Arbitration......................................................36
            16.14.  Appointment of Executive Agent....................................37
            16.15.   Payments on Business Days........................................37
            16.16.  Governing Law.....................................................38

APPENDIX A        Definitions

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                           MERCK CAPITAL VENTURES, LLC



      LIMITED LIABILITY COMPANY AGREEMENT of Merck Capital Ventures, LLC (the "Company"), dated as of November 27, 2000, by and among Merck-Medco Managed
  ------
Care, L.L.C. ("Merck"), the individuals listed on Part A of Schedule A hereto
               -----                              --------------------
(the "Other Investor Members" and together with Merck, the "Investor Members")
      ----------------------                                ----------------
and the individuals listed on Part B of Schedule A hereto (the "Carry Members"
                              --------------------              -------------
and together with the Investor Members, the "Members").
                                             -------

      WHEREAS, the Company was formed by the filing of a Certificate of Formation with the Secretary of State of the State of Delaware; and

      WHEREAS, the Members desire to enter into this Limited Liability Company Agreement (the "Agreement") in accordance with the provisions of the Delaware
                ---------
Limited Liability Company Act (the "LLC Act") in order to set forth the rights
                                    -------
and obligations of the Members.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

      Certain capitalized terms used herein are defined in Appendix A attached
                                                           ----------
hereto and made a part hereof.

                                    ARTICLE 2

                          FORMATION; TERM; FISCAL YEAR
                          ----------------------------

      2.1. Formation. The Members hereby acknowledge the formation of the
           ---------
Company as a limited liability company pursuant to the LLC Act by virtue of the filing of a Certificate of Formation with the Secretary of State of the State of Delaware, and confirm and agree to their status as Members of the Company. The Members hereby execute this Agreement for the purpose of establishing the rights, duties and relationship of the Members.

      2.2. Term. This Agreement shall continue until the Company is dissolved
           ----
and liquidated in accordance with the provisions of Article 12 hereof.

      2.3. Fiscal Year. Unless the Board of Managers at any time shall otherwise
           -----------
determine or with respect to the last fiscal year of the Company, the fiscal year of the Company (the "Fiscal Year") shall end on December 31. The initial
                          -----------
Fiscal Year shall commence on the date hereof and end on December 31, 2000.

                                    ARTICLE 3

                           NAME AND PLACE OF BUSINESS
                           --------------------------

      3.1. Name. The name of the Company shall be, and the business of the
           ----
Company shall be conducted under the name, "Merck Capital Ventures, LLC";
                                            ---------------------------
provided that such name shall be subject to change, from time to time, by the Board of Managers.

      3.2. Principal Place of Business. The principal place of business of the
           ---------------------------
Company shall be at such place as the Board of Managers shall determine from time to time. The Board of Managers shall notify the Members of any change of the principal place of business of the Company. The Company may maintain such office or offices for the transaction of business at such other locations as the Board of Managers may deem advisable.

                                    ARTICLE 4

                               PURPOSE AND POWERS
                               ------------------

      4.1. Purpose. The purpose of the Company is to purchase, invest or
           -------
otherwise acquire or engage in investments of no more than 20% (unless otherwise approved by the Board of Managers) in the equity of (a) Clinical Development Entities and (b) private internet and other private emerging businesses engaged in the businesses of (i) improving the quality and/or reducing the cost of commercialization, distribution and delivery of pharmaceuticals and healthcare services related thereto, or (ii) exploiting data derived therefrom (together with Clinical Development Entities, "E-Healthcare Companies") and such other
                                     ----------------------
investments in private companies as may be approved by the Board of Managers or are made in accordance with Section 7.1(a) and to engage in any and all activities that are reasonably related thereto, provided, however, that the
                                                --------  -------
Company may not invest in entities engaged in research based pharmaceutical, vaccine or biotech businesses.

      4.2. Powers. The Company shall have and may exercise all the powers and
           ------
privileges to the fullest extent permitted by law as are necessary, appropriate or incidental to the conduct, promotion or attainment of the purpose of the Company, including, without limitation:

      (a) to purchase, sell, possess, transfer, or otherwise deal in, and to exercise all rights, powers, privileges and other incidents of ownership or possession with respect to, the equity, assets and businesses of E-Healthcare Companies and other investments or of any of their respective successors or assigns;

      (b) to have and maintain one or more offices and, in connection therewith, to rent or acquire office space and furnishings, engage personnel and do such other acts and things as may be necessary or advisable in connection with the maintenance of such office or offices;

      (c) to open, maintain and close bank accounts and to draw checks or other orders for the payment of moneys;

      (d) to enter into, perform and carry out contracts and agreements of every kind necessary or incidental to the accomplishment of the Company's purpose, and to take or omit to take such other or further action in connection with the Company's business as may be necessary or desirable in the opinion of the Board of Managers to further the purpose of the Company;

      (e) to invest such funds as are temporarily not required for Company purposes in short-term high-grade investments selected by the Board of Managers, including money market accounts, short-term investment funds, government securities, certificates of deposit of commercial banks (domestic or foreign), commercial paper, bankers' acceptances and other money market instruments; and

      (f) to carry on any other activities necessary to, in connection with, or incidental to any of the foregoing.

                                    ARTICLE 5

                   CAPITAL CONTRIBUTIONS; MEMBERSHIP INTERESTS
                   -------------------------------------------

      5.1. Capital Contributions. (a) Merck agrees to contribute to the Company
           ---------------------
up to $100 million for investments in Portfolio Investments (the "Merck Base
                                                                  ----------
Commitment") as and when called by the Company in accordance with the terms of
----------
this Agreement, and to contribute additional amounts to pay certain Fees and Expenses of the Company as set forth in Section 5.1(b), and each Other Investor Member agrees to contribute to the Company in respect of each Portfolio Investment in which Merck invests the Merck Base Commitment (including without limitation any follow on Portfolio Investments in a Portfolio Company), an amount calculated by multiplying the Ratable Contribution Percentage of such Investor Member expressed as a decimal multiplied by the lesser of (i) 10% of the Acquisition Cost of such Portfolio Investment (or follow on Portfolio Investment as the case may be) or (ii) $1,000,000 (the "Other Investor Members
                                                        ----------------------
Base Commitment"), in accordance with the terms of this Agreement (collectively
---------------
with the Merck contributions, the "Capital Contributions"). Except as specified
                                   ---------------------
by this Agreement or as required by applicable law, (i) no Member shall at any time be required to make any additional contribution to the capital of the Company or any loans to the Company, (ii) no Investor Member (other than Merck) shall be obligated to make a Capital Contribution in respect of a Portfolio Investment made or committed to be made before the Start Date of such Investor Member or after the End Date of such Investor Member, and (iii) the Aggregate Capital Contributions of the Other Investor Members shall not exceed $10 million.

      (b) Capital Contributions shall be called and used (i) during the Investment Period, to fund Portfolio Investments (including follow on investments) and (ii) during the Expenses Period (including both during and after the Investment Period), to pay all reasonable Fees and Expenses of the Company.

      (c) Notwithstanding the provisions of Sections 5.1(a) and (b), (i) each Investor Member's obligation to fund its Capital Contributions (other than the Capital Contributions set out in Section 5.1(b)(ii)) will expire at the end of the Investment Period and (ii) Merck's obligation to fund Capital Contributions in accordance with Section 5.1(b)(ii) will expire at the end of the Expenses Period.

      5.2. Notice and Funding of Capital Contributions. (a) On each occasion
           -------------------------------------------
that the Company proposes to make an investment in a Portfolio Company in which a Capital Contribution is required, the Company shall give to each Investor Member who is eligible to participate in such Capital Contribution a written notice at least 10 days prior to the date such Capital Contribution is required (a "Funding Notice") which shall include (i) a brief description of the
    --------------
transaction (including a reasonable description of the form and structure thereof) or purpose for which such Capital Contributions are required, (ii) the aggregate amount of Capital Contributions required and the respective Investor Member's share thereof, (iii) the date by which such Capital Contributions are required to be funded, and (iv) if applicable, the account of the Portfolio Company to which such Capital Contributions shall be made.

           (b) During the Expenses Period, Merck will contribute to the Company as a Capital Contribution from time to time as may be reasonably required amounts sufficient to pay all anticipated Fees and Expenses as provided in the MCV Budget. In addition, from time to time during the Expenses Period, Merck will contribute to the Company as a Capital Contribution an amount equal to any Break-Up Expenses or other Fees and Expenses required to be contributed by Merck to the Company in accordance with this Agreement.

           (c) Each Investor Member shall deposit its required Capital Contributions, in immediately available funds, in the account of the Company or of the Portfolio Company, as the case requires, within the time period specified in the Funding Notice. If an Investor Member deposits its required Capital Contribution later than the last day specified in the Funding Notice, and the Company incurs any costs or expenses

(including, without limitation, interest expenses) as a result of such late deposit, then such Investor Member shall pay to the Company an additional amount equal to the amount of such costs and expenses (and such additional amount shall not be considered Capital Contributions). If an Investor Member shall Default in all or any portion of their contribution obligations as set forth in the Funding Notice, the Company shall give to the other Investor Members ("Non-Defaulting
                                                               --------------
Investor Members") a further written notice, which shall include the amount of
----------------
the deficiency in the required Capital Contributions. The majority of the Non-Defaulting Investor Members may either, (i) agree to pay the full amount of the deficiency in the required Capital Contribution (in such proportion as is agreed by such Non-Defaulting Investor Members) or (ii) agree that the Company not proceed with the Portfolio Investment the subject of the Funding Notice in which case, the Company will refund to the Investor Members the full amount of all Capital Contributions made by the Investor Members in respect of such Portfolio Investment.

      5.3. Voting Rights. (a) The Investor Members shall have Membership
           -------------
Interests in the Company in the amounts representing their respective Capital Contributions. All such Membership Interests shall be of a single class for purposes of the LLC Act's voting requirements.

      (b) The Carry Members shall be Members entitled to distributions in accordance with this Agreement. However, except as provided in Sections 5.5(b) and 16.2, the Membership Interests of the Carry Members shall not entitle them to vote on any matter as a Member.

      5.4. No Return of Capital Contributions. Except as provided in Section
           ----------------------------------
12.4 hereof, no Member is entitled to a withdrawal or return of its Capital Contributions to the Company, but each shall look solely to distributions from the Company for such purpose.

      5.5. Designated Additional Carry Members. (a) At any time and from time to
           -----------------------------------
time, Merck or, for so long as Lofberg is Chief Executive Officer of the Company, Lofberg may propose to the Board of Managers, and the Board of Managers may designate in accordance with and subject to the provisions of Sections 5.5(c) and 6.13, an additional Person as a "Designated Additional Carry Member".
                                            ----------------------------------
Upon designation of a Designated Additional Carry Member, the Board of Managers will in accordance with the provisions of Section 6.13 specify the Applicable Carried Interest applicable to such Designated Additional Carry Member and such Designated Additional Carry Member shall be admitted to the Company as a Carry Member; provided, however, that the sum of the Maximum Amount of all Carry
        --------  -------
Members shall not exceed 20%. Each Designated Additional Carry Member shall be deemed a Carry Member for the purposes of this Agreement, and his or her interest in the LLC and right to distribution shall be subject to all restrictions imposed upon a Carry Member hereunder.

      (b) Upon the designation of a Designated Additional Carry Member as a Carry Member in accordance with Section 5.5(a), the Other Investor Members shall, with the prior written consent of Merck, reallocate the Ratable Contribution Percentages of each of the Other Investor Members, provided,
                                                                --------
however, that (i) for so long as Lofberg is the Chief Executive Officer of the
-------
Company, the aggregate of all Ratable Contribution Percentages will be 100%, and
(ii) if Lofberg ceases to be the Chief Executive Officer, the aggregate of all Ratable Contribution Percentages shall not be less than the aggregate of the Ratable Contribution Percentages of all of the Carry Members other than Lofberg existing immediately prior to the time Lofberg ceases to be the Chief Executive Officer. Upon the allocation of a Ratable Contribution Percentage in accordance with and subject to the provisions of this Section 5.5(b) and Section 5.5(c) to a Designated Additional Carry Member, such Designated Additional Carry Member shall be admitted to the Company as an Investor Member.

      (c) Notwithstanding anything in this Agreement to the contrary, no amendment of this Agreement or allocation or reallocation of Membership Interests shall reduce the Carry Interest of any Carry Member or change the Ratable Contribution Percentage of any Other Investor Member without the prior written consent of the affected Member.

                                    ARTICLE 6
                                    ---------

                  BOARD OF MANAGERS AND OFFICERS OF THE COMPANY
                  ---------------------------------------------


      6.1. Designation of Board of Managers.
           --------------------------------

      (a) Except as otherwise provided in Section 7.1, the management of the Company's business shall be vested in a Board of Managers (the "Board of
                                                                --------
Managers" or the "Board"). The Board shall consist of a number of Managers (the
--------          -----
"Managers") determined in accordance with this Section 6.1. A Manager need not
 --------
be a Member.

      (b) The Board shall consist of up to five Managers as determined by Merck, the appointment of which shall be determined as follows:

           (i) so long as Lofberg is the Chief Executive Officer of the Company, Lofberg shall be a Manager; and

           (ii) all other Managers shall be designated by Merck from time to time. The initial Managers designated by Merck shall be Judy Lewent, Ken Frazier, Richard Clark and David Anstice.

      (c) The Managers serving on the Board shall not be entitled to receive fees for serving on the Board.

      (d) The Board shall elect one of the Managers to act as Chairman (the "Chairman". The Initial Chairman of the Board of Managers shall be Judy Lewent.
 --------

      6.2. Election; Resignation; Removal.
           ------------------------------

      (a) Each Manager shall serve from the effective date of his or her designation until the effective date of his or her resignation or removal. Except as provided in Section 6.2(c) hereof, in the event any Manager ceases to be a Manager of the Company, whether by resignation or removal as provided in this Agreement or otherwise, a successor Manager shall be designated by the parties that were entitled, pursuant to Section 6.1(b), to designate the former Manager.

      (b) A Manager may resign from his or her position as a Manager at any time upon not less than 10 days' prior written notice to each of the other Managers and Merck.

      (c) A Manager may be removed only by the parties that designated such Manager provided, however that Lofberg shall (unless otherwise determined by the
        --------
Board of Managers) be removed as a Manager immediately upon his ceasing to be the Chief Executive Officer of the Company. The parties requiring the removal of a Manager may specify an effective date for such removal; otherwise, all such removals shall be effective immediately.

      6.3. Board Action. Unless otherwise specified in this Agreement, the Board
           ------------
shall act by majority vote of those Managers present at the meeting, with each Manager on the Board having one vote.

      6.4. Meetings. The Board may hold regular meetings and in any event
           --------
quarterly without call or notice at such places and at such times as the Board may from time to time determine, provided that reasonable notice of the first regular meeting following any such determination is given to Managers absent at the meeting fixing regular meetings. When called by the Chairman, Chief Executive Officer or Managers holding a majority of the votes on the Board, the Board may hold special meetings at such places and times as are designated in the notice of such special meeting, upon at least seven days' notice given by the Secretary or an Assistant Secretary, or by the Officer or Manager calling the special meeting.

      6.5. Quorum. At any meeting of the Board, the presence of three Managers
           ------
including the Chief Executive Officer shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of votes, whether or not a quorum is present, and the meeting may be held as adjourned upon reasonable notice.

      6.6. Action By Consent. Any action of the Board may be taken without a
           -----------------
meeting if (i) all of the Managers unanimously consent to the action in writing, and (ii) the written consent is filed with the records of the meetings of the Board.
Such actions by consent shall be treated for all purposes as actions taken at a meeting.

      6.7. Telephonic Meetings. Managers may participate in a meeting of the
           -------------------
Board by means of a conference telephone or similar communications equipment, provided that all Managers participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

      6.8. Managers as Agents. The Managers, to the extent of the powers set
           ------------------
forth herein, are agents of the Company for the purpose of the Company's business, and the actions of the Managers taken in accordance with such powers shall bind the Company.

      6.9. Powers of the Board.
           -------------------

           (a) The Board's powers on behalf and in respect of the Company, subject to the provisions of this Agreement requiring the approval of the Members and those powers delegated to Lofberg in accordance with Section 7 of this Agreement, shall be all powers and privileges permitted to be exercised by managers of a limited liability company under the LLC Act, including, without limitation, (i) Section 18-402 of the LLC Act, (ii) the revocation or suspension, at any time, of the powers granted to Lofberg or any other Officer pursuant this Agreement or otherwise and (iii) the approval of the MCV Budget; provided, however, that nothing herein shall supersede, limit or otherwise
--------  -------
invalidate any action, authorization or resolution of the Members set forth in this Agreement.

           (b) The Board may delegate any of its powers to the Executive Committee or, except as otherwise required by Section 6.13, the Investment Committee. Any powers not delegated by the Board shall remain with the Board.

      6.10. Reimbursement. The Company shall reimburse each Manager and Officer
            -------------
for all reasonable and necessary out-of-pocket expenses incurred by such Manager or Officer on behalf of the Company according to such terms, as shall be approved by the Board. Such reimbursement shall be treated as an expense of the Company that shall be deducted in computing Net Profits and shall not be deemed to constitute a distributive share of Net Profits or a distribution or return of capital to any Manager or Officer that is also a Member.

      6.11. Non-Exclusive Engagement. Subject to Section 7, the services of the
            ------------------------
Managers to the Company hereunder are not to be deemed exclusive and the Managers shall be free to render similar or other services to others, so long as such Managers' services hereunder are not impaired thereby, and to retain for their own use and benefit fees or other moneys payable thereby. The Managers shall not be deemed to be affected with notice of or to be under any duty to disclose to the Company any fact or thing which may come to the notice of the Managers in the course of the Managers rendering similar services to others, or in the course of its business in any other capacity, or in any manner whatsoever other than in the course of carrying out its duties hereunder; provided, however, that the Managers shall give notice to
                      --------  -------
each of the Members of any matter that comes to their attention that would reasonably be expected to have a material adverse effect on the Company or the ability of the Board of Managers to perform its duties under this Agreement.

      6.12. Officers.
            --------

           (a) General. The Board may appoint agents and employees of the
               -------
Company who are designated as Officers of the Company. The Officers of the Company shall include a President, one or more Vice Presidents, a Treasurer and a Secretary with the duties and authority described below and such officers, with such titles, duties and authority as may be approved by the Board from time to time. The same person may hold any number of offices. Each of the Officers shall be agents of the Company. The appointment of Officers shall not limit in any respect the power and authority of the Managers to take any action on behalf of the Company as provided in this Agreement.

           (b) Resignation; Removal. Each Officer shall hold office until his or
               --------------------
her successor shall have been duly elected and shall have qualified, or until his or her death, or until he or she shall have resigned or have been removed, as hereinafter provided. The Board may remove any Officer so appointed at any time, with or without Cause, in its absolute discretion.

           (c) President. The President shall be the chief executive officer of
               ---------
the Company, and shall be responsible for the general and active management of the business of the Company and shall see that all orders and resolutions of the Board are carried into effect. Except to the extent otherwise provided in this Agreement or in a resolution of the Board of Managers, the President shall have such other duties and have such other powers as are similar to those of a president and chief executive officer of a business corporation organized under the LLC Act. Lofberg will be the initial President of the Company.

           (d) Vice President. Each Vice President shall perform all such duties
               --------------
as from time to time may be assigned to him by the Board or the President.

           (e) Treasurer. The Treasurer shall have the care and custody of the
               ---------
funds and valuable documents of the Company and shall have oversight and administrative responsibility for raising and borrowing funds and establishing banking and similar relationships and, in general, perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Board. In the event that any Officer other than the Treasurer shall be designated as the

Company's Chief Financial Officer, the Treasurer shall share the foregoing powers and duties with such Chief Financial Officer, and all references herein to the Treasurer shall be deemed to include such Chief Financial Officer of the Company.

           (f) Secretary. The Secretary shall: (i) keep or cause to be kept in
               ---------
one or more books provided for the purpose, the minutes of all meetings and consents of the Board; (ii) see that all notices are duly given in accordance with the provisions of this Agreement and as required by law; (iii) be custodian of the records of the Company; (iv) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and (v) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board.

           (g) Subordinate Officers. The Board from time to time may delegate to
               ---------------------
any Officers the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such Officer may remove any such subordinate officer or agent appointed by him or her, for or without Cause.

           (h) Fiduciary Duties of Officers. Except as otherwise provided
               ----------------------------
herein, each Officer shall have fiduciary duties of loyalty and care similar to those of officers of business corporations organized under the General Corporation Law of the State of Delaware.

      6.13. Certain Actions. Without limiting the generality of Section 6.1(a),
            ---------------
none of the following actions may be taken by or on behalf of the Company without prior approval of the Board or the Executive Committee, including, for so long as Lofberg is the Chief Executive Officer of the Company, the affirmative vote of Lofberg, in the case of any matter described in clauses (g),
(h) (i) and (j) and any matter described in clause (k) if the annual compensation of such employee would exceed $150,000:

           (a) approval of the MCV Budget and expenditures or capital commitments other than those authorized under Section 7.1 or otherwise contained in the MCV Budget;

           (b) creating, incurring or assuming any indebtedness (including, without limitation, any loans by the Members or any of their Affiliates to the Company) or entering into any guarantees;

           (c) mortgaging or creating any liens on any assets;

           (d) entering into any employment agreement or amending or waiving any provision of any employment agreement;

           (e) selling or disposing of any Portfolio Investment or other material assets;

           (f) commencing or settling any legal actions;

           (g) investing in a Portfolio Investment in an amount exceeding $10 million or if all Portfolio Investments in the same Portfolio Company would exceed $20 million in the aggregate;

           (h) investing in a Portfolio Investment of any entity that is a Clinical Development Entity;

           (i) reviewing and approving or disapproving any changes in investment strategy and scope;

           (j) reviewing and approving or disapproving the designation of any Designated Additional Carry Member and the allocation and reallocation of all Applicable Carried Interests and Ratable Contribution Percentages;

           (k) determining the compensation payable to any employee of the Company, including without limitation, any Designated Additional Carry Members and any employees of Merck or its Affiliates selected to provide services to the Company in accordance with Section 8.5;

           (l) terminating the designation of any Carry Member or Designated Additional Carry Member as a Carry Member of the Company (it being understood that the employer of such Person retains the absolute authority to terminate such Person's employment);

           (m) permitting the Other Investor Members to contribute, in respect of an individual Portfolio Investment, an aggregate amount in excess of the lesser of (A) 10% of the Acquisition Cost or (B) $1,000,000 of a Portfolio Investment;

           (n) reviewing and approving or disapproving any potential conflicts of interest of the Members;

           (o) reviewing and approving or disapproving any transaction involving the Company and a Portfolio Company in which any Member, a Manager or their respective Affiliates has or may have a material interest; or

           (p) reviewing and approving or disapproving any settlement of any claim with respect to which any Manager, Officer, Members or any Affiliate of any of them intends to seek indemnification pursuant to Section 15.

            Notwithstanding any other provision of the Agreement, so long as Lofberg is a Member of the Company, if the Company shall take any of the actions described in clauses (a), (b) or (c) of this Section 6.13 without Lofberg's prior written consent, distributions to the Carry Members shall be calculated without giving effect to such actions if the effect of such actions would otherwise be to reduce a Carry Member's return in respect of any Portfolio Investment.

      6.14. Reliance by Third Parties. Third parties dealing with the Company
            -------------------------
may rely conclusively upon any certificate of the Board of Managers or any Officer to the effect that it is acting on behalf of the Company. The signature of the Board of Managers or any Officer shall be sufficient to bind the Company in every manner to any agreement or on any document.

      6.15. No Right to Manage. Except as otherwise expressly provided for in
            ------------------
this Agreement or with the consent of the Board of Managers, the Members shall not have any right to take part in the management of the business, affairs or properties of the Company or any right or authority to act for or bind the Company and shall have only the rights and powers expressly granted to the Members hereunder.


                                    ARTICLE 7

                        RIGHTS AND OBLIGATIONS OF LOFBERG
                        ---------------------------------

      7.1.  Powers. For so long as Lofberg is the Chief Executive Officer of the
            ------
Company and has not had his investment authority revoked or suspended by the Board of Managers, Lofberg shall have the authority and power on behalf and in respect of the Company, without the need for approval from the Board of Managers, to:

      (a) make Portfolio Investments in amounts not exceeding $10 million in any one Portfolio Investment and, when aggregated with all other Portfolio Investments in the same Portfolio Company, not exceeding $20 million; provided,
                                                                      --------
(i) Lofberg shall have consulted with the Board of Managers or the Executive Committee regarding the timing and accounting implications to Merck of such investment to the extent feasible and, in all cases, if the investment, together with all other Portfolio Investments consummated by the Company in a Quarter would exceed $15 million, (ii) such Portfolio Investment shall not result in the Company acquiring in excess of 20% of the equity of a Portfolio Company, and
(iii) any Portfolio Investment in a Clinical Development Entity shall require approval of the Board of Managers or Executive Committee following consultation with Merck Research Laboratories.

      (b) incur reasonable Break-Up Expenses and such other Fees and Expenses as are necessary to manage the Portfolio Investments in accordance with the MCV Budget or as otherwise authorized by this Agreement.

      7.2. Consultation with Investment Committee. In the exercise of the powers
           --------------------------------------
conferred on him by Section 7.1, Lofberg will on a regular basis inform the members of the Investment Committee of Portfolio Investments made and proposed to be made and provide members of the Investment Committee with such information within the Company's possession concerning each such Portfolio Investment or proposed Portfolio Investment, as well as such other information within the Company's possession as any member of the Investment Committee may request.

                                    ARTICLE 8

                                OTHER AGREEMENTS
                                ----------------

      8.1. The Investment Committee and the Executive Committee. (a) The Board
           ----------------------------------------------------
of Managers will from time to time appoint an Investment Committee which shall consist of Lofberg, so long as he is Chief Executive Officer of the Company, and other members of the Board of Managers, Officers of the Company and other Persons, as determined by the Board of Managers. The initial members of the Investment Committee will be Lofberg, Cooper, Jon Filderman, Richard Kender, Paul Howes and one person designated by Merck. The Board of Managers may remove any member of the Investment Committee at any time. The Investment Committee shall meet as necessary. Members of the Investment Committee may participate in meetings of the Investment Committee in person, by proxy, or by telephonic conference call in which all participants can hear each other.

      (b) The functions of the Investment Committee will be to consult with and provide investment advice on proposed investments to the Officers, Board of Managers and the Members, including in regard to any proposed commercial arrangements with Merck. To assist the Investment Committee, the Officers of the Company will review all aspects of each proposed investment including suitability of investment candidates, results of due diligence, terms of proposed investments, expected synergies and analysis of competitive effects and, following such review, will present such information and analysis to the Investment Committee for its review.

      (c) Other than as expressly set forth in this Agreement, the recommendations of the Investment Committee shall be advisory only and shall not obligate the Members or the Board of Managers to act or refrain from acting in accordance therewith. Neither the Investment Committee nor any member thereof, in his or her capacity as such, may act on behalf of or may bind the Company in any manner. The Company shall be responsible for all reasonable out-of-pocket expenses incurred by members of the Investment Committee in connection with fulfilling their responsibilities to the Investment Committee.

      (d) The Board of Managers will from time to time appoint an executive committee of not more than 3 Persons which shall consist of members of the Board of Managers, Officers of the Company and other Persons, as determined by the Board of Managers (the "Executive Committee"), provided, however that, for so
                        -------------------    --------  -------
long as Lofberg is Chief Executive Officer of the Company, he will be a member of the Executive Committee. The initial members of the Executive Committee will be Lofberg, Judy Lewent and Ken Frazier. Subject to the proviso in the first sentence of this paragraph (d), the Board of Managers may remove any member of the Executive Committee at any time. The Executive Committee shall meet as necessary. Members of the Executive Committee may participate in meetings of the Executive Committee in person, by proxy, or by telephonic conference call in which all participants can hear each other.

      (e) The Executive Committee shall have the power and authority to take all actions delegated to it by the Board of Managers.

      8.2. Other Investments. (a) Except as provided in Sections 8.2(b) and (c),
           -----------------
no Member may make directly or indirectly, and each Member shall cause its Affiliates and Associates not to make, directly or indirectly, an investment in any E-Healthcare Company, except through its interest in the Company in accordance with the terms of this Agreement, unless and until (i) each Member has contributed its respective Base Commitment to the Company, (ii) the expiration of the Investment Period or (iii) Lofberg ceases to be the Chief Executive Officer of the Company.

           (b) Notwithstanding anything to the contrary in this Agreement, if Merck proposes an investment in an E-Healthcare Company to the Company (including a follow-on investment in a Portfolio Company) and Lofberg rejects such proposal or does not approve such proposal within 21 days of its submission to the Investment Committee in the case of an initial investment and 10 Business Days of its submission to the Investment Committee in the case of a follow-on investment (such submission to include such information in the possession of Merck that it reasonably believes is necessary to enable the Investment Committee to make an informed investment decision), Merck or any of its Affiliates or Associates (other than the Company) shall be permitted to make an investment in such E-Healthcare Company on terms no more favorable than those rejected by Lofberg.

           (c) Notwithstanding anything to the contrary in this Agreement, Merck and any of its Affiliates and Associates may make any investment in an E-Healthcare Company if such investment together with all previous investments in such E-Healthcare Company, in the aggregate, would exceed $20 million or if it would result in Merck, together with its Affiliates and Associates beneficially owning in excess of 20%
of the outstanding equity of such E-Healthcare Company, provided, however, that,
                                                        --------  -------
except as provided by paragraph (b), this paragraph shall not permit Merck to invest in an existing Portfolio Company other than through the Company, unless, upon consummation of such investment, the Company, Merck and all Affiliates and Associates of Merck would, in the aggregate, beneficially own equity interests representing 50% or more of the voting equity interests of such Portfolio Company.

           (d) If Merck or any of its Affiliates or Associates (other than the Company) enters into a binding agreement to make a Control Acquisition (a "Control Acquisition Agreement"), Merck shall, on its own behalf or on behalf of
 -----------------------------
its Affiliate or Associate that is a party to the Control Acquisition Agreement, have the absolute right, for a period of 10 Business Days from the date of the Control Acquisition Agreement (and, if applicable, so long as the majority of the Other Investors has not previously delivered a Put Notice as defined in paragraph (e) below), by giving written notice to the Carry Members (a "Call
                                                                        ----
Notice"), to buy all, but not less than all, of the Portfolio Investments in the
------
relevant Portfolio Company held by the Company (the "Control Acquisition
                                                     -------------------
Interest").
--------

           (e) If Merck or any of its Affiliates or Associates (other than the Company) makes a Control Acquisition, the majority of the Other Investors shall have an absolute right, for a period of 10 Business Days from the date of the Control Acquisition and so long as Merck has not previously delivered a Call Notice, by giving written notice to Merck (the "Put Notice"), to cause the
                                                ----------
Company to sell all, but not less than all, of the Control Acquisition Interest to Merck or such Affiliate or Associate.

           (f) Upon delivery of a Call Notice pursuant to Section 8.2(d) or a Put Notice pursuant to Section 8.2(e), Merck or its Affiliate or Associate will be obligated to purchase from the Company, and the Company will be obligated to sell to Merck or its Affiliate or Associate, all, but not less than all, of the Control Acquisition Interest in exchange for payment of the Control Acquisition Price.

           (g) The consummation of the purchase of the Control Acquisition Interest pursuant to this section 8.2 will take place (i) in the case of a purchase resulting from the delivery of a Call Notice, to the extent reasonably practicable simultaneously with the closing of the relevant Control Acquisition, and (ii) in the case of a purchase resulting from the delivery of a Put Notice, on a date mutually agreeable to the parties but in any event not later than 30 Business Days following the date of the Put Notice (in each case, the "Purchase
                                                                       --------
Date"). On the Purchase Date, Merck or its Affiliate or Associate shall pay to
----
the Company the Control Acquisition Price against delivery to Merck or its Affiliate or Associate of the Control Acquisition Interest, free and clear of all encumbrances, but without representation or warranty by the Company other than as to title. The consummation of the sale and purchase under this Section 8.2(g) will be a Sale of a Portfolio Investment for the purposes of this Agreement.

           (h) Merck and its Affiliates or Associates shall be free to make any and all investments not expressly required by this Agreement to be made in the Company outside the Company; provided, however, that Merck and its Affiliates and Associates (other than the Company) shall not, following termination of the Investment Period, make a follow-on investment in which the Company has an existing Portfolio Investment unless and until it shall have given each Other Investor Member, by written notice to such Other Investor Member specifying the Portfolio Company to which such follow-in investment relates and the terms and conditions of such follow-on investment (a "Co-Investment Notice"), the right to co-invest, on the same terms and conditions as Merck or its Affiliate or Associate, an amount equal to (but not less than) the amount such Other Investor Member would have been required to contribute to the Company in respect of the acquisition of such follow-on investment, assuming (1) it were then being made by the Company, (2) the Investment Period had not ended and (3) the $10 million limit set forth in clause (iii) of the last sentence of Section 5.1 did not apply (the "Co-investment Right"). The Co-investment Right of an Other Investment Member in respect of a follow-up investment shall expire if such Other Investment Member shall not, within 10 Business Days of the delivery of the Co-Investment Notice to such Member, deliver to Merck written notice irrevocably electing to exercise such Co-investment Right. The Other Investor Members shall not have any Carry Interest in follow-on investments to which the Co-Investment Right pertains.

      8.3 Certain Other Fees. (a) Each Carry Member covenants that if it or any
          ------------------
of its Affiliates or Associates provides any services to, or enters into any transaction with, a Portfolio Company (or a Person in which the Company is considering making a Portfolio Investment if such Person subsequently becomes a Portfolio Company), in which such Carry Member (a "Benefiting Member") or its Affiliates or Associates receives securities, transaction fees, financing fees, director fees, or any other type of fees or any other thing of value (collectively, "Other Fees"), from such Portfolio Company, all such Other Fees will be deemed to be the property of the Company, will, except as provided in paragraph (c), be promptly conveyed to the Company net of any taxes, if any, assumed to be payable at the Applicable Tax Rate, for which such Benefiting Member or its Affiliates or Associates are liable and, until so conveyed, will be held in trust for the benefit of the Company.

      (b) Merck covenants that if it or any of its Affiliates or Associates enters into a commercial arrangement with a Portfolio Company (or a Person in which the Company is considering making a Portfolio Investment if such Person subsequently becomes a Portfolio Company), in which Merck or its Affiliates or Associates receives securities from such Portfolio Company as part of such commercial arrangement and not for cash (and excluding Warrants Acquired for Cash and securities acquired upon the cashless exercise of Warrants Acquired for
Cash) ("Other Securities"), all such Other Securities will be deemed to be the
        ----------------
property of the Company, will, except as provided in paragraph (c), be promptly conveyed to the Company net of any taxes, if any, assumed to be payable at the Applicable Tax Rate, for which Merck or its Affiliates or Associates are liable and, until so conveyed, will be held in trust for the benefit of the Company. The acquisition of Other Securities by Merck shall not constitute a Control Acquisition for purposes of Section 8.2 even if after giving effect thereto, the Company, Merck and Merck's Affiliates and Associates would, in the aggregate, own more than 20% of the outstanding voting equity of a Portfolio Company.

      (c) Each Benefiting Member or Merck, as the case may be, that is required by this Section 8.3 to transfer Other Fees or Other Securities to the Company (the "Transferring Member"), shall use commercially reasonable efforts (at the
      -------------------
Company's expense) to obtain all necessary consents and approvals that may be required in connection with the transfer of such Other Fees and Other Securities to the Company ("Required Consents"). If a Required Consent is denied or if the
                 -----------------
Transferring Member has not, for any other reason transferred any Other Fees or Other Securities to the Company as required by this Section 8.3, then the Benefiting Member or Merck, as applicable, shall pay to the Company in cash immediately on receipt for distribution in accordance with Article 10 an amount or amounts equal to all Net Sale Proceeds upon a Sale of such securities by such Benefiting Member or Merck, as applicable, or their respective Affiliates or Associates net of any taxes, assumed to be payable at the Applicable Tax Rate, for which such Benefiting Member or Merck or Affiliates or Associates thereof, as applicable, are liable.

      (d) Notwithstanding anything to the contrary contained in this Agreement, any contributions made to the Company pursuant to this Section 8.3 will not be deemed Capital Contributions of the Benefiting Member or increase the Acquisition Cost or the Benefiting Member's share of the Acquisition Cost of the related Portfolio Investment. Except as provided in the immediately preceding sentence, all Other Fees and Other Securities shall be deemed to be part of the related Portfolio Investments for all purposes of this Agreement and shall be distributed to the Members to the extent contemplated by and in accordance with
Article 10, except that, until transferred to the Company as required by this
Section 8.3, Other Fees and Other Securities (and their acquisition and disposition) shall not be subject to the provisions of Section 6.13 or 10.2(a),
(b) or (c).

      8.4. MCV Budget. (a) At least 30 days but not more than 90 days prior to
           ----------
the beginning of each Fiscal Year (other than with respect to the 2001 Fiscal
Year), the Company will prepare and submit to the Board of Managers for its approval the proposed budget for the following Fiscal Year, showing on a monthly basis anticipated Fees and Expenses for such Fiscal Year together with any other information that the Board of Managers shall require) (the budget, as so approved in accordance with Section 6.13 and this Section 8.4, the "MCV
                                                                    ---
Budget"). The MCV Budget in respect of the 2001 Fiscal Year shall be prepared
------
and submitted for approval as soon as reasonably practicable following the date of this Agreement and in any event no later than December 11, 2000.

      8.5. Administrative Staff. Merck shall make available to the Company the
           --------------------
full-time services of (i) up to two employees of Merck or an Affiliate of Merck, as necessary, to act as financial analysts for the Company, and (ii) up to two employees of Merck or an Affiliate of Merck to support the Company as administrative staff. So long as he is Chief Executive Officer of the Company, Lofberg shall (i) with the consent of the employee and of the employee's employer (the "Applicable Employer"), whose consent shall not be unreasonably
               -------------------
withheld or delayed, be entitled to select the employees seconded to the Company pursuant to this Section 8.5, and (ii) be entitled to terminate the secondment of any such employee. Notwithstanding anything in this Agreement to the contrary, (a) the Applicable Employer retains the right to terminate for Cause the employment of any employee seconded to the Company, and (b) any costs and expenses incurred by the Applicable Employer in connection with the employment of seconded employees during the period such person's services are used by the Company shall be deemed to be Carry Member Costs for purposes of this Agreement unless otherwise excluded from the definition of Carry Member Costs.

      8.6. Fees and Expenses; Carry Member Costs. The Company shall be
           -------------------------------------
responsible for all Fees and Expenses and Carry Member Costs from the end of the Expenses Period and will reimburse Merck and its Affiliates for all such Carry Member Costs incurred by Merck or any of its Affiliates upon receipt of an invoice from Merck specifying the nature and amount of such Carry Member Costs.

                                    ARTICLE 9

                            ACCOUNTS AND ALLOCATIONS
                            ------------------------

      9.1. Capital Accounts.
           ----------------

      (a) A separate Capital Account shall be established and maintained for each Member in accordance with Reg. ss.1.704-1(b)(2)(iv). The initial balance of each Member's Capital Account shall be equal to the amount of cash and the Fair Market Value of any property (net of any liability secured by such property that the Company is considered to assume, or take subject to, under Section 752 of the Code) contributed by such Member as a Capital Contribution to the Company.

      (b) The Capital Account of each Member shall be increased by any Net Profits and gross income items allocated to such Member and any additional Capital Contributions by such Member.

      (c) The Capital Account of each Member shall be reduced by (i) the amount of any distribution of cash or the Fair Market Value of any property (net of any liability secured by such property that the Member is considered to assume or take subject to Section 752 of the Code) distributed to such Member pursuant to
Article 10 in respect of the Member's Capital Account (other than distributions treated as guaranteed payments within the meaning of Section 707(c) of the Code) when such distribution is made, and (ii) the Net Losses and items of deduction or expense allocated to such Member including, without limitation, any "partner nonrecourse deductions" (as defined in Reg. ss. 1.704-2(i)) and any "nonrecourse deductions" (as defined in Reg. ss. 1.704-2(b)) allocated to such Member.

      (d) Except as otherwise provided in this Agreement, whenever it is necessary to determine the Capital Account of any Member, the Capital Account of such Member shall be determined after giving effect to the allocations of Net Profits, Net Losses and other items realized prior or concurrently to such time (including, without limitation, any Net Profits and Net Losses attributable to adjustments to Book Values with respect to any concurrent distribution), and all contributions and distributions made prior or concurrently to the time as of which such determination is to be made.

      (e) In the event that there is a negative balance in the Capital Account of any Member, such Member shall not be obligated to make any additional Capital Contributions or otherwise be liable to restore the negative balance to zero.

      9.2. Allocations.
           -----------

      (a) Allocation of Net Profits and Net Losses.
          ----------------------------------------

                (i)   Net Losses. After giving effect to the special allocations
                      ----------
      in clauses (b) through (e) hereof, Net Losses (and if necessary, items thereof) for any Fiscal Year (or period) shall be allocated among the Members so as to eliminate the differences between their respective Partially Adjusted Capital Account balances and Target Capital Account balances for such Fiscal Year (or other period).

                (ii)  Net Profits. After giving effect to the special
                      -----------
      allocations in clauses (b) through (e) hereof, Net Profits (and if necessary, items thereof) for any Fiscal Year (or period) shall be allocated among the Members so as to eliminate the differences between their respective Target Capital Accounts balances and Partially Adjusted Capital Account balances for such Fiscal Year (or other period).

                (iii) Limitation on Allocations. Notwithstanding anything to the
                      -------------------------
      contrary contained herein, Net Profits, Net Losses and items thereof arising with respect to a Portfolio Investment shall not be allocated to a Member who has not made a Capital Contribution with respect to such Portfolio Investment (unless such Member has a Carry Interest with respect to such Portfolio Investment).

                (iv) Schedule C illustrates the intent of Section 9.2(a) by way of a hypothetical example.

      (b) Notwithstanding any other provision of this Agreement, (i) "partner nonrecourse deductions" (as defined in Reg. ss. 1.704-2(i)), if any, of the Company shall be allocated to the Members that bear the economic risk of loss within the meaning of Reg. ss. 1.704-2(i), and (ii) "nonrecourse deductions" (as defined in Reg. ss. 1.704-2(b)), if any, of the Company with respect to each period as it relates to a particular Portfolio Investment shall be allocated among the Members in proportion to their share of the Net Acquisition Cost of such Portfolio Investment made by such Members, and to the extent that such nonrecourse deductions do not relate to any particular Portfolio Investment, to the Members in accordance with the proportion of aggregate Capital Contributions made by each Member.

      (c) This Agreement shall be deemed to include "qualified income offset," "minimum gain chargeback" and "partner nonrecourse debt minimum gain chargeback" provisions within the meaning of Regulations under Section 704(b) of the Code. Accordingly, notwithstanding any other provision of this Agreement, items of income or gain shall be allocated to the Members on a priority basis to the extent and in the manner required by such provisions.

      (d) Subject to Sections 9.2(b), (c) and (e), if any items of income, expense or deduction are specially allocated pursuant to Section 9.2(b) or (c), or the allocation of Net Loss or items of deduction or expense is limited by
Section 9.2(e), items of income, gain, deduction and expense, in subsequent periods, shall be specially allocated so that the net cumulative amount of all items allocated to each Member (taking into account any minimum gain or partner nonrecourse debt minimum gain chargeback that would occur if the Company were to liquidate) shall, to the extent possible, be equal to the amount that would have been allocated to such Member without regard to Section 9.2(b), (c) or (e).

      (e) Notwithstanding any other provisions of this Agreement, no allocation of Net Loss or items of deduction or expense shall be made to any Member to the extent that the effect of such allocation would be to cause the Member to have a negative balance in its Capital Account, after taking into account any adjustments, allocations or distributions described in Reg. ss. 1.704-1(b)(2)(ii)(d)(4), (5) or (6), in excess of the maximum amount of such negative balance such Member would be obligated (or deemed obligated under the Regulations) to contribute to the Company upon liquidation.

      9.3. Tax Allocations. (a) For tax purposes, all items of income, gain,
           ---------------
loss, or deduction shall be allocated to the Members in the same manner as they are allocated for purposes of maintaining Capital Accounts; provided, however,
                                                            --------  -------
that (i) if the Fair Market Value of any property of the Company differs from its adjusted basis for tax purposes, then items of income, gain, loss, deduction for tax purposes shall be allocated among the Members in a manner that takes account of both the amount and character of the variation between the adjusted basis of the property for tax purposes and its Fair Market Value in the manner provided for under Section 704(c) of the Code using any method or methods determined by the Board of Managers after reasonable consultation with Lofberg and (ii) the Board of Managers may make such adjustments as it deems appropriate, in its discretion after reasonable consultation with Lofberg, to reflect the economic interests of the Members in the Company.

      (b) Items of credit shall be allocated among the Members in the manner provided in Reg.ss. 1.704-1(b)(4)(ii).


                                   ARTICLE 10

                                  DISTRIBUTIONS
                                  -------------

      10.1. Distributions. (a) Subject to the provisions of this Article 10,
            -------------
Available Cash shall be distributed from time to time as the Board of Managers shall determine but not less often than annually; provided, that Available Cash
                                                  --------
arising by reason of the sale by the Company of a Portfolio Investment or by reason of Section 8.3 shall be distributed within 30 days after receipt thereof by the Company in accordance with Section 10.1(b). Pending distribution, all Available Cash shall be invested in Short-Term Investments. Subject to this
Article 10, other Company property, less such amounts as the Board of Managers deems necessary to meet current or future Company costs or obligations, shall be distributed at such time or times as the Board of Managers deems appropriate, subject to the restrictions described herein.

      (b) All Available Cash of the Company in respect of a Portfolio Investment, less, if the Portfolio Investment was Sold, expenses attributable to such Sale (the "Proceeds" of such Portfolio Investment) shall be distributed as
                --------
follows:

                (i)   first, 100% to Merck until it has received an amount equal
                      -----
      to all Attributable Carry Member Costs and Attributable Fees and Expenses of all Portfolio Investments that have been Sold;

                (ii)  second, 100% to the Contributing Members in proportion to
                      ------
      their share of the Acquisition Cost of that Portfolio Investment until they have received an amount equal to the Net Acquisition Cost of the Portfolio Investment; and

                (iii) thereafter, subject to Section 10.1(c), all remaining
                      ----------
      Proceeds to the Contributing Members in proportion to their share of the Acquisition

      Cost of such Portfolio Investment; provided, however, that
                                         --------  -------
      Merck's distribution pursuant to this Section 10.1(b)(iii) shall be reduced by an amount equal to each Carry Member's Applicable Carried Interest in respect of such Portfolio Investment of Merck's share of the Proceeds distributable pursuant to this Section 10.1(b)(iii) (before giving effect to this proviso) less the amount, if any, of such Carry
                                     ----
      Member's Negative Carry Balance and such amount, if any, will be distributed to such Carry Member.

      (c) Notwithstanding the foregoing, if a distribution in respect of a Portfolio Investment is made and a Carry Member's Applicable Carried Interest in respect of that Portfolio Investment later increases in accordance with the definition of Applicable Carried Interest, the Company shall promptly make an additional distribution to such Carry Member and/or Merck shall pay over to such Carry Member an amount (or securities in the case of an in kind distribution) equal to the difference between the distribution such Carry Member would have been entitled to receive at the higher Applicable Carried Interest and the distribution previously made. In connection with any distribution, the Company shall be entitled to withhold and set aside such reserves as the Board of Managers may determine may be required to fund such subsequent retroactive adjustments.

      (d) At the time final distributions are made upon the dissolution of the Company or upon a Carry Member ceasing to be a Carry Member in respect of all Portfolio Investments, any amounts required to be contributed by such Member to the Company pursuant to Section 12.4, may be off set by the Company against any distributions required to be made by the Company to a Member pursuant to Section 10.1(b).

      (e) Notwithstanding the foregoing, if the aggregate distributions to a Member during a Fiscal Year, and the three months following such Fiscal Year, would not otherwise equal or exceed the Tax Liability Amount, then on or prior to the Tax Payment Date, the Company shall distribute the amount of such deficiency to such Member (the "Tax Distribution"). Tax Distributions shall be
                                ----------------
treated as advances on future distributions that would otherwise be made to such Member, so that future amounts otherwise distributable to a Member shall be reduced by the amount of any Tax Distribution. At the election of the Board of Managers, in reasonable consultation with Lofberg, Tax Distributions may be made in quarterly installments during the Fiscal Year.

      (f) Schedule C, illustrates the intent of Section 10.1(b) by way of a hypothetical example.

      10.2. Certain Other Distributions.
            ---------------------------

      (a) If, at a time when Lofberg is Chief Executive Officer of the Company or, thereafter, if Lofberg's employment with Merck or an Affiliate of Merck to act as Chief Executive Officer of the Company is terminated (i) at any time without Cause or (ii) for any reason after the second anniversary of this Agreement, a Portfolio Company closes a Qualified IPO and Lofberg recommends to the Board of Managers no later than 10 Business Days prior to the commencement of the roadshow for such Qualified IPO selling 100% of the Company's interest in such Portfolio Company in such Qualified IPO and the Board of Managers rejects such recommendation, then the Company shall distribute 100% of the Portfolio Investment in the Portfolio Company to the Members in accordance with Section 10.1(b), as soon as practicable following the date of such Qualified IPO (or if requested by the underwriters of such Qualified IPO, following the date the Company is no longer subject to any lock up restrictions), on the assumption that such Portfolio Investments were sold for the issue price under the Qualified IPO.

      (b) If, at a time when Lofberg is Chief Executive Officer of the Company or, thereafter, if Lofberg's employment with Merck or an Affiliate of Merck to act as Chief Executive Officer of the Company is terminated (i) at any time without Cause or (ii) for any reason after the second anniversary of this Agreement, Lofberg recommends selling 100% of the Company's Portfolio Investment at the time when the entirety of such Portfolio Investment constitutes Marketable Securities (a "Divestment Proposal") and the Board of Managers
                          ---------- --------
rejects such Divestment Proposal, then

                (A) if the Portfolio Company is a Qualifying Issuer, the Company shall distribute the securities of such Portfolio Company to the Members in accordance with Section 10.1(b) within 10 Business Days following the determination by the Board of Managers of the Fair Market Value of such Portfolio Investments as of the Applicable Valuation Date, on the assumption that such Portfolio Investment was sold for the Fair Market Value determined by the Board of Managers as of the Applicable Valuation Date; and

                (B) in all other cases, the Company shall promptly distribute to the Other Investor Members their pro rata share of the securities of such Portfolio Company (net of securities having a Fair Market Value equal to their share of Attributable Carry Member Costs and Attributable Fees and Expenses, assuming 100% of the Portfolio Investment was distributed in accordance with clause (A) above) and following such distribution the Other Investor Members shall have no further interest (other than as Carry Members) in the portion of the Portfolio Investment retained by the Company.

      (c) If, at a time when Lofberg is Chief Executive Officer of the Company, Lofberg recommends to the Board of Managers approval of a Bona Fide Third Party Offer setting forth the price and other material terms of such Bona Fide Third Party

Offer and the Board of Managers rejects such Bona Fide Third Party Offer, then, at the written request of Lofberg delivered to the Board of Managers within 10 Business Days of such rejection, the Members shall be entitled to receive distributions in respect of their Interests in accordance with Section 10.1(b), at the election of the Board of Managers, either in cash or by distribution in kind within 30 Business Days following the demand by Lofberg, on the assumption that such Portfolio Investment were sold for the price set forth in the Bona Fide Third Party Offer. Notwithstanding anything to the contrary, if a distribution is made pursuant to this Section 10.2(c), the Carry Members will not, except to the extent provided in Section 10.1(c) be entitled to any further distributions made by the Company pursuant to Section 10.1(b), or otherwise in respect of such Portfolio Investment (other than as Investor Members) and their Applicable Carried Interest in respect thereof after the application of this
Section 10.2(c) shall be deemed to be zero.

      (d) If a Portfolio Investment has not been liquidated or distributed prior to the tenth anniversary of this Agreement, the Board of Managers shall either
(i) cause such Portfolio Investment to be liquidated within 90 days or (ii) valued in accordance with Section 10.5 as of the Applicable Valuation Date. The Members shall be entitled to receive distributions in respect of their Interests
(A) in accordance with Section 10.1(b) in cash upon the final liquidation of all Portfolio Investments being liquidated in the case of clause (i), and (B) at the election of the Board of Managers either in cash or by distribution in kind within 10 Business Days following delivery by the Third Party Valuation Firm of its report calculating the Fair Market Value of the remaining Portfolio Investments, on the assumption in such case that each unliquidated Portfolio Investment were sold for the Fair Market Value set forth in the valuation report (the "Valuation Report") in the case of clause (ii). Notwithstanding anything to
      ----------------
the contrary, if a distribution is made pursuant to this Section 10.2(d), the Carry Members will not be entitled to any further distributions made by the Company pursuant to Section 10.1(b) or otherwise in respect of such Portfolio Investment (other than as Investor Members) and their Applicable Carried Interest in respect thereof after the application of this Section 10.2(d) shall be deemed to be zero.

      10.3 Distributions in Kind. (a) The Board of Managers shall have
           ---------------------
authority, but, except as required by Section 10.2, shall not be required to distribute in kind any non-cash assets held by the Company.

      (b) In the event of any distribution in kind, the value of the assets distributed shall be determined as of the Applicable Valuation Date in accordance with Section 10.5 hereof. If the Carry Members will be entitled to receive a distribution in respect of their Applicable Carried Interests pursuant to Section 10.2(d), the Fair Market Value of the assets to be distributed will be calculated by a Third Party Valuation Firm in accordance with the methodology set forth in Section 10.5. A "Third Party Valuation Firm" shall mean any
                              --------------------------
independent nationally recognized investment banking firm, accounting firm or appraisal firm selected by the Board of Managers and approved by

Lofberg, such approval not to be unreasonably withheld or delayed. The Company shall bear all of the expenses of the Third Party Valuation Firm retained by the Company.

      (c) Except as required by Section 10.2, no determination by the Board of Managers to obtain a valuation from a Third Party Valuation Firm in contemplation of an in-kind distribution shall obligate the Company to make any such in-kind distribution.

      (d) Investments distributed in kind pursuant to this Agreement shall be distributed, to the extent reasonably practicable, pro rata to the Members entitled thereto and shall be subject to such conditions and restrictions as are required by applicable law or any contractual obligation or as were previously imposed on the Company.

      10.4. Withholding Requirements. (a) Notwithstanding any other provision of
            ------------------------
this Agreement, the Board of Managers is authorized to take any action that it determines to be necessary or appropriate to cause the Company to comply with any withholding requirements imposed under Section 1446 or any other provision of the Code or state, local or foreign law.

      (b) If the Code or any state, local or foreign law requires that the Company remit to the Internal Revenue Service (the "IRS") or any other taxing
                                                    ---
authority any withholding tax with respect to, or for the account of, any Member (in its capacity as a Member), the Board of Managers shall provide notice to such Member of such obligation and such Member shall have the opportunity to make such payment on its own behalf. If such Member fails, or is not otherwise able, to make such payment on its own behalf, the Company shall so remit to the IRS or other taxing authority the full required amount of such withholding tax. Any amount so remitted shall be credited against any distributions that would otherwise be made to such Member during such period or thereafter and any excess of the amount so remitted over amounts so credited against distributions shall be treated as a recourse demand loan from the Company to the Member. For so long as the Company is not dissolved and the Member remains a Member, unless otherwise paid, such loan shall be payable by credit against the first amounts that would otherwise be distributed to such Member (with any such payment being allocated first to accrued and unpaid interest through the date of such payment) but may be prepaid in Cash by the Member, in whole or any part, at any time.

      10.5. Valuations. To the extent the assets of the Company, or any portion
            ----------
thereof, are required to be valued for any purpose, including without limitation the calculation of distributions in respect of the Applicable Carried Interests, such valuation shall be made by the Third Party Valuation Firm in the case of Sections 10.2(d) and 12.3(c) and in all other cases by the Board of Managers in accordance with the following:

      (a) In determining the Fair Market Value on a given date of publicly-traded securities for which market quotations are readily available (i) any securities traded on a national securities exchange shall be valued at the average of the last trade prices for the twenty Business Days prior to the valuation date on which trading in such securities actually occurred on the exchange where they are primarily traded or, if the securities are not traded on such valuation date, then for the twenty Business Days prior to the immediately preceding date on which such securities were traded on which trading in such securities actually occurred, and (ii) any securities traded in the over-the-counter market shall be valued at the average of the closing bid prices last quoted for the twenty Business Day period prior to the valuation date by NASDAQ or, if not quoted by NASDAQ, at the average last quote prices for the twenty Business Days prior to such valuation date on which trading in such securities actually occurred as quoted in a recognized list for over-the-counter securities or, if the securities are not quoted on such valuation date (but are actively quoted in such recognized list), then for the twenty Business Days prior to the immediately preceding date on which such securities were quoted on which trading in such securities actually occurred; provided, that in the case of any publicly-traded securities, the
          --------
determination of Fair Market Value shall be adjusted downward to the extent that the Board of Managers or the Third Party Valuation Firm, as the case may be, reasonably determines trading restrictions, block positions, thin trading or other similar matters would materially adversely affect the realizable value of such securities.

      (b) The Fair Market Value of all other securities or other assets of the Company shall be reasonably determined by the Board of Managers or the Third Party Valuation Firm, as the case may be, acting in good faith based on, among other things, public market comparables, private market transactions, independent appraisals and discounted cash flow analyses.

      (c) Liabilities shall be determined based upon GAAP by the Board of Managers or the Third Party Valuation Firm, in consultation with the Board of Managers and the Carry Members. The Board of Managers or the Third Party Valuation Firm, in consultation with the Board of Managers, as the case may be, may in its discretion provide reserves for estimated accrued expenses, liabilities or contingencies, (including for the purpose specified in Section 10.1(c)) even if such reserves are not required by GAAP. If such reserves are later reversed, the amounts released shall be distributed to the Member or Members who would have been entitled to receive distributions of such amounts if the reversed portion of the reserve had not been established.


                                   ARTICLE 11

                        TRANSFER OF MEMBERSHIP INTERESTS
                        --------------------------------

      11.1. Transfers. (a) Subject to Section 11.1(b) and (c), no Member may
            ---------
sell, transfer, assign, pledge, hypothecate or otherwise dispose of ("Transfer") all or any part of its Membership Interests in the Company (including, without limitation, its right to receive a share of profits, losses and other allocations and distributions of the Company). Any purported Transfer of any interest in the Company in violation of this Article 11 shall be null and void.

      (b) Notwithstanding the provisions of Section 11.1(a), Merck shall be permitted to Transfer its interests in the Company to any direct or indirect wholly owned subsidiary of Merck & Co., Inc., provided that such transferee has agreed in writing with the Company to be bound by the provisions of this Agreement as a Member.

      (c) Notwithstanding the provisions of Section 11.1(a), each Other Investor Member and Carry Member shall be permitted to grant participations in such Member's Membership Interests to his or her heirs or to a Family Trust for estate planning purposes, but no such participant shall have any rights as a Member or any consent rights under this Agreement.

      11.2. Ownership of Membership Interests. The Company and the Board of
            ---------------------------------
Managers shall be entitled to treat the record owner of any Membership Interests as the absolute owner thereof in all respects until such time as a written instrument evidencing the Transfer of such Membership Interests has been received by the Board of Managers and recorded on the books of the Company.


                                   ARTICLE 12

                     WITHDRAWAL; DISSOLUTION AND LIQUIDATION
                     ---------------------------------------

      12.1. Withdrawal of Members. (a) Except as expressly provided for in
            ---------------------
Article 11, no Member may withdraw from the Company.

      (b) A Member shall be deemed to have withdrawn from the Company upon an Event of Bankruptcy of such Member or any dissolution or liquidation of such Member.

      12.2. Events of Dissolution. The Company shall be dissolved upon the
            ---------------------
earliest to occur of the following: (a) an Event of Bankruptcy of the Company;
(b) at the election of Merck if Lofberg shall cease to be the Chief Executive Officer of the Company or (c) the unanimous approval of the Investor Members to dissolve the Company for any reason, including without limitation following the disposition of all Portfolio Investments.

      12.3. Liquidation. If the Company is dissolved pursuant to Section 12.2,
            -----------
the Board of Managers (or any liquidating trustee appointed by the Board of Managers or, in the event of a dissolution pursuant to Section 12.2(b), a liquidating trustee appointed by Merck) shall (i) promptly file any notice, publish any advertisement or take any other action required under applicable law to effect such dissolution, (ii) commence to wind up the affairs of the Company and liquidate the assets of the Company and (iii) apply and distribute the proceeds of such liquidation and any undistributed cash no later than the end of the Fiscal Year following the Fiscal Year in which such liquidation occurs in accordance with the terms hereof and in the following order of priority:

      (a) First, to pay and discharge, or make provisions or establish reserves for, the claims of all creditors of the Company and to pay the expenses of liquidation;

      (b) Second, to establish such reserves as the Board of Managers or liquidating trustee deems reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company; such reserve may be paid over by the Board of Managers or liquidating trustee to any attorney-at-law, or other party acceptable to the Board of Managers or liquidating trustee, as escrow agent to be held for disbursement in payment of any such liabilities or obligations and, at the expiration of such period as shall be deemed advisable by the Board of Managers or liquidating trustee, for distribution of the balance in the manner hereinafter provided in this Section 12.3; and

      (c) Third, to make distributions to the Members in accordance with Section 10.1(b) (including, without limitation, applying the valuation methodology set out in Section 10.5 in relation to distributions in kind, if any).

      12.4. Return of Excess Distributions to Investor Members. If, at the time
            --------------------------------------------------
final distributions are made upon the dissolution of the Company or upon a Carry Member ceasing to have an Applicable Carried Interest in any outstanding Portfolio Investments, after giving effect to all distributions to that Carry Member calculated pursuant to Sections 10.1(b), 10.1(c) and 12.3, but before giving effect to this Section 12.4, such Carry Member will have received an Excess Carry Amount, such Carry Member shall contribute to the Company, without interest, for distribution to Merck, an amount that equals the Excess Carry Amount, reduced by the amount of federal, state, local and foreign tax obligations borne by such Carry Member with respect to the Excess Carry Amount as reasonably determined by such Carry Member (it being acknowledged and agreed that in making such determination such Carry Member shall assume that such amounts were earned by an individual paying income taxes at the Carry Member's Applicable Tax Rate), and increased by the actual federal, state, local and foreign tax benefits realized by such Carry Member or its beneficial owners with respect to the repayment of any amount pursuant to this Section 12.4 as reasonably determined by such Carry Member (it being acknowledged and agreed that in making such determination such Carry Member shall (i) assume that such amounts were paid by an individual paying income taxes at the Carry Member's Applicable Tax Rate, (ii) shall include any tax benefits realized by such Carry Member in connection with receiving a reduced distribution pursuant to Section 10.1(d)) and (iii) shall only be deemed actually used after all other applicable tax benefits that could have been used by such Carry Member have been deemed to be used; provided, however, that for the purposes of computing such benefits, (a) any securities received by the Carry Member as a distribution from the Company and held by such Carry Member shall be marked to market, and
(b) the gain or loss, as the case may be, with respect to such securities, shall be taken into account in determining the tax benefits realized by such Carry Member as if such securities had been sold in fully taxable transactions.

                                  ARTICLE 13

                TAX MATTERS; CERTAIN REPRESENTATIONS OF MEMBERS

          13.1. Designation of Tax Matters Member. Merck is hereby designated as
                ---------------------------------
the "tax matters partner" (in such capacity, the "Tax Matters Member") under
                                                  ------------------
Section 6231(a)(7) of the Code to manage, at the cost and expense of the Company, administrative tax proceedings conducted at the Company level by the IRS with respect to Company matters. The Members are specifically directed and authorized to take whatever steps the Tax Matters Member, in its sole discretion deems necessary or desirable to perfect such designation, including, without limitation, filing any forms or documents with the IRS and taking such other action as may from time to time be required under Regulations and cooperating with the Tax Matters Member in connection with any tax audit, investigation or litigation.

          13.2. Tax Returns. The Tax Matters Member shall cause to be prepared
                -----------
and filed, after reasonable consultation with Lofberg and at the cost and expense of the Company, all necessary Company tax returns, and the Members (and their Affiliates) shall prepare their tax returns consistently with such Company tax returns.

          13.3. Taxable Year. The taxable year of the Company shall be the
                ------------
calendar year or such other year as may be reasonably determined by the Board of Managers.

          13.4. Tax Elections. All tax elections required or permitted to be
                -------------
made under the Code and any applicable state, local or foreign tax law shall be made in the discretion of the Tax Matters Member after reasonable consultation with Lofberg, and any decision with respect to the treatment of Company transactions on the Company's federal, state, local or foreign tax returns shall be made in such manner as may be approved by the Tax Matters Member after reasonable consultation with Lofberg. Each of the Carry Members shall file a timely election in accordance with the rules set forth in Reg. (S)1.83-2, with respect to his or her receipt of the Carry Interest.

          13.5. Certain Representations of Members. (a) Each Member, severally
                ----------------------------------
and not jointly, as to itself only, hereby represents, warrants and acknowledges to the Company and the other Members as follows:

                    (i) Such Member has full power and authority to execute and deliver this Agreement and to carry out its obligations hereunder in accordance with the terms and provisions hereof. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action, corporate or otherwise, on the part of such Member.

                    (ii) Such Member is a "United States person" within the meaning of Section 7701(a)(30) of the Code.

                    (iii) Such Member is acquiring its Membership Interests
               solely for investment, for such Member's own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof.

                    (iv) Such Member has not pledged, hypothecated or encumbered his or her Membership Interest or entered into any agreement to do so.

               (b) Each Member acknowledges that its Membership Interests may be construed as "securities" for purposes of federal, state or local securities laws or regulations. Each Member further acknowledges and represents that it has been advised that the membership interests of the Company have not been registered under the Securities Act of 1933, as amended.

               (c) Each Member acknowledges and represents that it is experienced in evaluating companies such as the Company, is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment. Each Member further represents that it has had access, during the course of the transactions and prior to its purchase of Membership Interests, to all such information as it deemed necessary or appropriate (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) and that it has had, during the course of the transactions and prior to its purchase of Membership Interests, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

               (d) Each Member acknowledges and represents that it understands that the Membership Interests may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Membership Interests or an available exemption from registration under the 1933 Act, the Membership Interests must be held indefinitely.

               (e) Each Member acknowledges and represents that it understands that no public market now exists for any of the securities issued by the Company and that there is no assurance that a public market will ever exist for the Membership Interests.


                                  ARTICLE 14

                           BOOKS OF ACCOUNT; REPORTS
                           -------------------------

               14.1. Books of Account. The Board of Managers shall keep, or
                     ----------------
cause to be kept, accurate and complete records and books of account of all transactions of the Company. The Company books and records shall be maintained at the principal place of business of the Company and shall be available for inspection and examination, for a proper purpose and at reasonable times during usual business hours, by Members or their respective duly authorized representatives. Except as otherwise expressly provided in this Agreement, such information shall not be disclosed to third parties and shall be used for Company purposes only.

               14.2. Reports to Members. As promptly as practicable following
                     ------------------
the end of each Fiscal Year, the Board of Managers shall cause to be prepared and mailed to each Member a report setting forth as of the end of such Fiscal Year (i) the assets and liabilities of the Company, (ii) the Net Profit and Net Loss of the Company and (iii) such Member's Capital Account balance and the manner of calculation thereof. After the end of each Fiscal Year, the Board of Managers shall cause to be prepared and delivered, as promptly as practicable, a federal income tax form K-1 for each Member.

               14.3. Final Accounting. Following the date on which the Company
                     ----------------
is dissolved and liquidated pursuant to Article 12, an independent accounting firm selected by the Board of Managers shall commence to take an account of the affairs and financial transactions of the Company and shall prepare a statement setting forth the financial position of the Company as of the close of business on the date the dissolution and liquidation of the Company is completed pursuant to Article 12 establishing reasonable reserves for contingencies, showing the amount of each Member's share of the profits or losses of the Company through such date and stating each Member's Capital Account balance on such date.

                                  ARTICLE 15

                   LIMITATION ON LIABILITY; INDEMNIFICATION
                   ----------------------------------------

               15.1. Limitation on Members' Liability. Except as otherwise
                     --------------------------------
required by the LLC Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and none of the Members or any Managers or Officers appointed pursuant to Article 6 hereof (collectively, the "Protected Parties") shall be obligated personally for any such debt, obligation
 -----------------
or liability of the Company solely by reason of being a Member, Manager or Officer, or by reason of participating in the management of the Company. The failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business or affairs under the LLC Act or this Agreement shall not be grounds for imposing personal liability on the Members for liabilities of the Company.

               15.2. Limitation on Protected Parties' Liability. None of the
                     ------------------------------------------
Protected Parties shall have any liability to the Company or to any other Member or to any shareholders, members, principals, officers, directors or employees of any other Member for any Damages claimed by reason of any act or omission to act on behalf of the Company or otherwise in connection with this Agreement, provided that this release from liability shall not apply to the extent that such action or failure to act has been found by a final judgment of a court of competent jurisdiction to have constituted gross negligence or willful misconduct.

               15.3. Indemnification of the Protected Parties. The Company shall
                     ----------------------------------------
indemnify and hold harmless the Protected Parties for any Damages incurred by any of them by reason of any act or omission or alleged act or omission arising out of the activities of the Protected Parties in connection with this Agreement, any Portfolio Investment, or the Company provided that this indemnification shall not apply to the extent that such action or failure to act has been found by a final judgment of a court of competent jurisdiction to have constituted gross negligence or willful misconduct of the applicable Protected Parties, or with respect to which indemnification is not obtainable under the securities laws of the United States or any other law. If the foregoing indemnity is unavailable to any Protected Party, then the Company shall contribute to the maximum extent permitted by law to the amount paid or payable by the Protected Party.

               15.4. No Liability for Acts of Agents. None of the Protected
                     -------------------------------
Parties shall be liable for any act or omission of any third party with respect to the Company as long as the same is retained by the Board of Managers in good faith and with reasonable care and diligence.

     15.5.  General. (a) The termination of any proceeding by settlement shall
            -------
not, of itself, create a presumption that a Protected Party acted in a manner which constituted gross negligence or willful misconduct. The right of any Protected Party to the indemnification provided herein shall be cumulative with, and in addition to, any and all rights to which such Protected Party may otherwise be entitled by contract or as a matter of law or equity and shall extend to its successors.

     (b) All judgments against the Company and a Protected Party, with respect to which a Protected Party is entitled to indemnification, shall first be satisfied from Company assets to the extent available.

     (c) To the extent that insurance from third parties has been obtained and is available in respect of any Damages, the Board of Managers will use its best efforts to have such Damages paid out of the proceeds of such insurance rather than having the Company make any payments pursuant to the indemnification obligations contained herein; provided, however, that if such proceeds are not
                              --------  -------
readily available, the Board of Managers shall cause the Company to pay such Damages, in which event the Company will be entitled to reimbursement therefor out of the proceeds of insurance when and if obtained.

     15.6.  Survival. The provisions of this Article 15 shall survive the
            --------
termination of this Agreement and the dissolution and liquidation of the Company.

                                  ARTICLE 16

                                 MISCELLANEOUS
                                 -------------

     16.1.  Special Power of Attorney. Each Member hereby irrevocably makes,
            -------------------------
constitutes and appoints the Board of Managers, and such other Person or Persons as the Board of Managers may designate, with full power of substitution, its true and lawful representative and attorney-in-fact (acting in such capacity, the "Attorney-in-Fact"), in the name, place and stead of such Member, with the
     ----------------
power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish: (a) all certificates and other instruments which the Board of Managers may deem appropriate, to form, qualify or continue the Company as a limited liability company in the State of Delaware, and all other jurisdictions in which the Company conducts or plans to conduct business and to change the name of the Company; (b) all conveyances and other instruments which the Board of Managers may deem appropriate to reflect the dissolution and termination of the Company pursuant to the terms hereof, including any writing required by the LLC Act to cancel the Company; and (c) a certificate of assumed name and such other certificates and instruments as may be necessary under the fictitious or assumed name statutes from time to time in effect in the State of Delaware, and all other jurisdictions in which the Company conducts or plans to conduct business.

This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Attorney-in-Fact and as such (i) shall be irrevocable, and (ii) may be exercised for such Member by a facsimile signature of the Attorney-in-Fact.

     16.2.  Amendments. This Agreement may not be amended without the written
            ----------
consent of each of the following: (i) Merck, and (ii) the Executive Agent; provided, however, that no amendment to this Agreement shall (A) reduce the
--------  -------
distributions to which a Member is entitled under this Agreement or extend the time for making such distributions or the form or currency in which such distributions are made or adversely affect the rights of such Member under
Section 5.5(c), 8.3 or 12.4, without the consent of each Member affected thereby, or (B) adversely affect the rights of Lofberg under Article 7 or
Section 5.5, 6.1(b)(i), 6.4, 6.5, 6.13, 8.1(d), 8.5, 9.3(a), 10.2(a), (b) or
(c), 13.2, 13.4 or this Section 16.2 of the Agreement, without Lofberg's consent or (C) adversely affect the rights of the Other Investor Members under Section 8.2(d) through (h) without the consent of the majority of the Other Members.

     16.3.  Binding Effects; Benefits. This Agreement shall be binding upon and
            -------------------------
inure to the benefit of the Members hereto and their legal representatives and permitted successors, as applicable. No Person, other than the Members, shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein.

     16.4.  Headings. The article, section and other headings of this Agreement
            --------
are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     16.5.  Counterparts. This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     16.6.  Grammatical Construction. Whenever the context may require, any
            ------------------------
pronouns used herein shall include the corresponding masculine, feminine and/or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

     16.7.  Separability. Any term or provision of this Agreement which is
            ------------
invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16.8.  Waiver. No waiver of any breach or condition of this Agreement shall
            ------
be deemed to be a waiver of any other subsequent breach or condition, whether of like or different nature.

     16.9.  Entire Agreement. Other than the employment agreements of even date
            ----------------
herewith between Merck and Lofberg and Merck and Cooper and the Former Agreements referred to therein, this Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreements, understandings and arrangements, oral or written, among the parties hereto.

     16.10. Notices. (a) Any notice or other communication in connection with
            -------
this Agreement may be made in writing delivered personally or by courier, or sent by facsimile transmission (with confirmation slip showing receipt at correct number) or by certified or registered mail and shall be addressed to the intended recipient at its address or number initially specified as follows:

                  if to the Board of Managers:

                           Merck Capital Ventures, LLC
                           c/o Merck & Co. Inc.
                           1 Merck Drive
                           Whitehouse Station, NJ  08889
                           Fax  No.: (908) 735 1244
                           Attn:  Ken Frazier

                  if to the Members:
                  at the addresses set forth in Schedule A.

     (b) The addresses specified above may be changed by either party at any time in writing delivered to the other party in accordance with this Section
16.10. Any such notice is deemed to be given as follows: (i) if in writing and delivered in person or by courier, on the date when it is delivered; (ii) if by facsimile, when received at correct number (proof of which shall be an original facsimile transmission confirmation slip or equivalent); or (iii) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a working day in the recipient's city or that communication is delivered (or attempted) or received, as applicable, after the close of business on a working day in the recipient's city in which case that communication shall be deemed given and effective on the first following day that is a working day in the recipient's city.

     16.11.  Insurance. The Board of Managers may cause the Company to purchase
             ---------
and maintain, at the expense of the Company, insurance on behalf of the Company or its Members or any Officer, Manager or agent of the Company against any liability asserted against any of them or incurred by any of them in any such capacity or arising out of their status as such, whether or not the Company would have the power to indemnify any of them against such liability under the provisions of this Agreement.

     16.12.  Disclosure of Investment. The Company and each of the Members
             ------------------------
agree, and each Member and the Board of Managers will use reasonable best efforts to procure that any Portfolio Company in which the Company is to make a Portfolio Investment will agree, that, from the date hereof, no public release or announcement concerning the transactions contemplated by this Agreement, including without limitation, the formation of the Company and the consummation of a Portfolio Investment in a Portfolio Company (or the contemplation thereof), shall be issued by any party without the prior consent of Merck in its sole discretion except (i) as such release or announcement may be required by
           ------
applicable securities law or the rules or regulations of the United States Securities and Exchange Commission, (ii) if a Portfolio Company reasonably considers that such a public release or announcement is in the best interests of the Portfolio Company, in which case the party required or electing to make the release or announcement shall make its reasonable best efforts to allow Merck reasonable time to comment on such release or announcement in advance of such issue or (iii) if such public release or announcement does not include a reference to Merck or any of its Affiliates or to the Merck name.

     16.13.  Arbitration. (a) Except for determinations of whether Protected
             -----------
Parties are entitled to a release from liability or indemnification in accordance with Sections 15.2 and 15.3, any controversy, dispute or claim arising under this Agreement or any breach thereof shall be settled by arbitration conducted in accordance with this Section 16.13 in the County of New York, in accordance with the then existing rules of the American Arbitration Association, and judgment upon any award rendered by the arbitrator may be entered by any United States federal or state court having jurisdiction thereof, provided that the foregoing shall not limit the Company's right to seek an injunction or other equitable relief. Any such arbitration shall be conducted by a single arbitrator, and, in the case of any dispute with respect to accounting issues, the arbitrator (the "Arbitrator") shall be a partner of a "Big Five"
                             ----------
accounting firm other than the Company's accountants. If the parties are unable to agree upon an arbitrator within 5 Business Days of any Member requesting the appointment thereof, then an arbitrator shall be appointed in accordance with the rules of the American Arbitration Association. The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable and that any determination reach pursuant to the foregoing procedure shall be final and binding on the parties absent fraud. Each party shall bear their own costs and expenses of any such arbitration and all of the fees and expenses of the arbitrator shall be paid as to 50% by Merck and 50% by the other parties to the Arbitration in proportion to their respective Maximum Amounts.

     (b) A party seeking to enforce its rights pursuant to this Section 16.13 shall submit to the Arbitrator, with a copy sent to all other Members to the dispute, a notice of the existence of the dispute and a brief description of the action giving rise to the dispute (such submission, a "Dispute Notice").
                                                --------------

          (c) No later than the close of business on the second Business Day following submission of the Dispute Notice to the Arbitrator, representatives of the relevant Members shall meet in person or by teleconference with the Arbitrator and at such meeting the Arbitrator shall determine the process by which the dispute (including scheduling presentations to him) shall be resolved within 20 Business Days following submission of the Dispute Notice to him (subject to extension for good cause). The relevant Members shall provide the Arbitrator with all the information the Arbitrator deems necessary within the time period specified by the Arbitrator.

          (d) The Arbitrator shall deliver a written report to the relevant Members and a copy to the Company of his determination as to the dispute by the tenth Business Day following submission of the Dispute Notice to him (subject to extension for good cause). Such report shall set forth the basis for such determination and shall constitute an arbitral award that is final, binding and unappealable under the Federal Arbitration Act, 9 U.S.C. (S)(S) 1 et seq. (the "FAA").
 ---

     16.14.    Appointment of Executive Agent. Until his successor as Executive
               ------------------------------
Agent shall have been designated in the manner hereafter provided and, in any event, for so long as he is the Chief Executive Officer of the Company, Lofberg shall act as the sole agent (the "Executive Agent") for each Carry Member and each Other Investor Member (collectively, the "Non-Merck Members") and shall,
                                               -----------------
except as provided in Sections 5.5(c), 16.2 and this Section 16.14 be authorized to exercise all rights of the Non-Merck Members hereunder. Except as provided in Sections 5.5(c), 16.2 and this Section 16.14, the Executive Agent will have sole power and authority to take any action on behalf of the Non-Merck Members pursuant to this Agreement, including delivering any notice or granting any waiver or consent hereunder, and Merck shall be entitled to rely on any action taken by the Executive Agent as being taken on behalf of any or all of the Non-Merck Members as the case requires. Except as provided in Sections 5.5(c), 16.2 and this Section 16.14, the rights of the Non-Merck Members under this Agreement shall be exercised only by the Executive Agent on behalf of such Non-Merck Members and no such Non-Merck Member shall be separately authorized to exercise any such rights. Any notice required to be delivered to any Non-Merck Member shall be deemed delivered if delivered to the Executive Agent. If Lofberg ceases to be Chief Executive Officer of the Company, a majority of the Carry Members may from time to time, by written notice to the Company and Merck, appoint a replacement Executive Agent, who shall serve as Executive Agent until replaced as provided in this sentence.

     16.15.    Payments on Business Days. Any payment required to be made
               -------------------------
hereunder on a day which is not a Business Day shall be made on the next succeeding Business Day.

     16.16.    Governing Law. This Agreement shall be governed by and construed
               -------------
both as to validity and enforceability in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

     [Remainder of Page is Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              Merck-Medco Managed Care, L.L.C.

                              By:  ________________________________________
                                   Name:
                                   Title:


                                   ----------------------------------------
                                              Per G.H. Lofberg


                                    ---------------------------------------
                                                James Cooper

                                                                      APPENDIX A
                                                                      ----------

                                 DEFINITIONS
                                 -----------

          As used in the foregoing Agreement, the following terms shall have the meanings set forth below:

          "Acquisition Cost" means the amount of Capital Contributions invested
           ----------------
in a Portfolio Investment, excluding any Fees and Expenses incurred in connection therewith.

          "Affiliate" means, with respect to any Person, any other Person,
           ---------
directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with such Person. The term "control," as used in the immediately preceding sentence means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person.

          "Agreement" shall have the meaning set forth in the Recitals.
           ---------

          "Applicable Carried Interest" means:
           ---------------------------

           (a) with respect to Lofberg, (i) from the date of this Agreement to the first anniversary of this Agreement, 0%, (ii) from and after the first anniversary of this Agreement to the second anniversary of this Agreement, 6%, and (iii) thereafter, 12%;

          (b) with respect to Cooper, (i) from the date of this Agreement to the first anniversary of this Agreement, 0%, (ii) from and after the first anniversary of this Agreement to the second anniversary of this Agreement, 1.25%, and (iii) thereafter, 2.5%;

          (c) with respect to any other Carry Member, as determined by the Board of Managers and set forth in a resolution of the Board, provided, however, that the Applicable Carried Interest of a Carry Member shall be 0% in respect of any Portfolio Investment:

          (1) made or committed to be made by the Company prior to the Start Date for such Carry Member; or

          (2) made by the Company after the End Date for such Carry Member, and provided further, that:

          (A) in the case of a Carry Member whose employment by Merck or any of its Affiliates is terminated without Cause, or as a result of such Carry Member's Death or Disability or, in the case of Lofberg, if Lofberg terminates his employment with the Company for Good Reason, the Applicable Carried Interest of such Carry Member in respect of any Portfolio Investment made on or after the Start Date and on or before the End Date for such Carry Member, shall be such

               Carry Member's Maximum Amount; and

          (B) in the case of a Carry Member whose employment by Merck or any of its Affiliates is terminated for any reason other than the reasons set out in paragraph (A) of this definition, the Applicable Carried Interest of such Carry Member in respect of any Portfolio Investment made on or after the Start Date and on or before the End Date for such Carry Member, shall be the Applicable Carried Interest in effect at the End Date for such Carry Member.

          "Applicable Employer" shall have the meaning set forth in Section 8.5.
           -------------------

          "Applicable Portfolio Investment" is defined in the definition of
           -------------------------------
Negative Carry Balance.

          "Applicable Tax Rate" in respect of a Member, means that Member's
           -------------------
marginal tax rate for the applicable Fiscal Year, taking into account, where applicable, the deductibility of state and local taxes paid for federal tax purposes, such Member's eligibility for a lower rate on long-term capital gains, and any preferential rate or exemption to which such Member is actually entitled.

          "Applicable Valuation Date" means:
           -------------------------

          (a) in the case of Section 10.2(b), the 20/th/ Business Day following the date the Divestment Proposal is recommended to the Board of Managers by Lofberg; and

          (b) in the case of Section 10.2(d), a date mutually agreed to by the Members, or if no valuation date is agreed upon, December 31, 2010.

          "Associate" has the meaning set forth in Rule 12b-2 under the
           ---------
Securities Exchange Act of 1934.

          "Attorney-in-Fact" shall have the meaning set forth in Section 16.1.
           ----------------

          "Attributable Carry Member Costs" shall mean, with respect to any
           -------------------------------
Portfolio Investment, an amount equal to the cumulative previously unrecovered Carry Member Costs incurred during the Expenses Period multiplied by a fraction,
(x) the numerator of which is the Acquisition Cost of such Portfolio Investment and (y) the Denominator of which is (i) the aggregate Acquisition Costs of all Portfolio Investments less (ii) the aggregate Acquisition Costs of Portfolio Investments that have been Sold other than such Portfolio Investment.

          "Attributable Fees and Expenses" shall mean, with respect to any
           ------------------------------
Portfolio Investment, an amount equal to the cumulative previously unrecovered Fees and Expenses of the Company incurred during the Expenses Period which were funded by a

Capital Contribution of Merck multiplied by a fraction, (x) the numerator of which is the Acquisition Cost of such Portfolio Investment and (y) the Denominator of which is (i) the aggregate Acquisition Costs of all Portfolio Investments less (ii) the aggregate Acquisition Costs of Portfolio Investments that have been Sold other than such Portfolio Investment.

          "Available Cash" means Cash which is available in the accounts of the
           --------------
Company and not reserved to make any payments due and owing by the Company or otherwise reserved by the Board of Managers, in its reasonable discretion, for Fees and Expenses, operations, or contingencies of the Company.

          "Base Commitment" shall mean, as to Merck, the Merck Base Commitment
           ---------------
and, as to each Other Investor Member, an amount equal to the Other Investor Members Base Commitment multiplied by such Other Investor Member's Ratable Contribution Percentage.

          "Benefiting Member" has the meaning set forth in Section 8.3(a).
           -----------------

          "Board of Managers" and "Board" shall have the meaning set forth in
           -----------------       -----
Section 6.1.

          "Bona Fide Third Party Offer" means a bona fide offer by a third party
           ---------------------------
that is not an Affiliate or Associate of the Company or any Member to acquire the Company's entire interest in a Portfolio Company for cash, which offer:

          (a) shall not be subject to financing, due diligence or other contingencies that in the reasonable judgment of the Board of Managers create a reasonable risk of delay or failure provided, however, that this paragraph (a) shall not apply in respect of an offer that otherwise satisfies the definition from an offeror who is bound by a customary confidentiality agreement with a Portfolio Company if Merck unreasonably prevents such third party from performing customary due diligence investigations;

          (b) shall include evidence reasonably satisfactory to Board of the offeror's ability to pay the purchase price;

          (c) shall not include surviving representations and warranties or indemnities (other than in respect of title); and

          (d) shall not be subject to post-closing purchase price adjustments or earn-outs.

          "Book Value" means:
           ----------

          (a) with respect to any asset, the asset's adjusted basis for federal income tax purposes, except that, in accordance with the rules set forth in Reg. (S) 1.704-1(b)(iv)(f):

          (i) The initial Book Value of the assets of the Company as of the date of the contribution or deemed contribution shall be their respective gross Fair Market Values at such time as reasonably determined by the Board of Managers;

          (ii) The Book Value of any asset distributed or deemed distributed by the Company to any Member shall be adjusted immediately prior to such distribution to equal its gross Fair Market Value at such time as reasonably determined by the Board of Managers;

          (iii) The Book Values of all Company assets may be adjusted in the discretion of the Board of Managers to equal their respective gross Fair Market Values, as reasonably determined by the Board of Managers as of:

               (1) The date of the acquisition of an additional interest in the Company by any new or existing Member in exchange for a Capital Contribution to the Company; or

               (2) Any distribution in liquidation of the Company, or the distribution by the Company to a retiring or continuing Member of money or other assets of the Company in reduction of such Member's Membership Interest in the Company;

          (iv) Any adjustments to the adjusted basis of any asset of the Company pursuant to Sections 734 or 743 of the Code shall be taken into account in determining such asset's Book Value in a manner consistent with Reg. (S) 1.704-1(b)(2)(iv)(m); and

          (v) If the Book Value of an asset has been determined pursuant to clauses (i) through (iv) above, to the extent permitted under the Income Tax Regulations, such Book Value shall thereafter be adjusted in the same manner as would the asset's adjusted tax basis for federal income tax purposes, except that depreciation and amortization deductions shall be computed based on the asset's Book Value as so determined, and not on the asset's adjusted tax basis in a manner consistent with Reg. (S) 1.704-1(b)(2)(iv)(g)(3) or 1.704-3(d)(2), as applicable; and

     (b) with respect to any liability, at a given time, the amount of such liability to the extent:

               (i)    reflected in the basis of any asset;

               (ii) previously or currently deductible in computing Net Profit, Net Loss or items of income, deduction or expense for Capital Account maintenance purposes; or

               (iii) otherwise previously taken into account for Capital Account maintenance purposes.

          "Break-Up Expenses" means all expenses incurred by the Company in
           -----------------
connection with any Portfolio Investment that is not consummated, provided (a) a term sheet and letter of intent for such Portfolio Investment has been approved by the Board of Managers or (b) such Portfolio Investment does not require approval of the Board of Managers and has been approved by Lofberg.

          "Business Day" means any day excluding Saturday, Sunday and any day
           ------------
which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other government action to close.

          "Capital Account" means, with respect to any Member, the capital
           ---------------
account of such Member maintained pursuant to Section 9.1, including all additions and subtractions thereto, pursuant to this Agreement.

          "Capital Contributions" shall have the meaning set forth in Section
           ---------------------
5.1(a).

          "Carry Distributions" shall mean all amounts distributed to the Carry
           -------------------
Members pursuant to the proviso in Section 10.1(b)(iii).

          "Carry Interest" shall mean the interest of the Carry Members in
           --------------
distributions made or to be made by the Company under this Agreement.

          "Carry Members" has the meaning set forth in the Preamble and includes
           -------------
any person who is designated as a Carry Member pursuant to Section 5.5.

          "Carry Member Costs" means all costs and expenses (excluding severance
           ------------------
costs of terminated employees (other than Carry Members) and the initial costs, such as headhunter's fees and relocation expenses, of hiring new employees to replace employees seconded to the Company) incurred by Merck or any of its Affiliates (other than the Company) in connection with the employment of any person who is seconded to the Company pursuant to this Agreement or is a Carry Member or Designated Additional Carry Member, during the period that such person is employed to provide such services or be such Carry Member or Designated Additional Carry Member, including, without limitation, any base compensation, any overtime compensation, any bonus and any compensation related expenses and the amount of any other employee benefits (including welfare and pension benefits) in the amount (equal to 36% of the base salary plus overtime of such person) billed by Merck or its Affiliates to the relevant business division of the entity that employs such employee.

          "Cash" when capitalized means money and cash equivalents.
           ----

          "Cause" shall have the meaning set forth in the applicable employment
           -----
agreement between the entity employing the Carry Member and the Carry Member or, if there is no employment agreement, shall mean (i) the continued failure by the Carry Member to substantially perform the Carry Member's duties with the Company (other than any such failure resulting from the Carry Member's incapacity due to physical or mental illness), (ii) the Carry Member's engaging in conduct which is demonstrably and materially injurious to the Company or any of its Affiliates, monetarily or otherwise, (iii) the conviction of the Carry Member for the commission of (A) a felony or (B) any other crime involving moral turpitude, (iv) the Carry Member's material violation of any employment policies or applicable codes of conduct of the Company, Merck or an Affiliate of Merck , or (v) a material breach by the Carry Member of any employee covenants to which such an Carry Member is subject.

          "Certificate of Formation" means the limited liability certificate of
           ------------------------
the Company and any amendments thereto.

          "Clinical Development Entity" means any private emerging entity
           ---------------------------
engaged in innovative ways to manage documentation and information processing, physician and patient recruitment, information analysis, communications and site management all with the goal of shortening pharmaceutical development time frames and/or lowering pharmaceutical development costs. Nothing in this definition shall restrict the Company's power to invest in entities otherwise satisfying the definition of E-Healthcare Companies under clause (b) of the definition of such term in Section 4.1.

          "Code" means the Internal Revenue Code of 1986, as in effect on the
           ----
date of this Agreement and as amended thereafter from time to time.

          "Company" shall have the meaning set forth in the Preamble.
           -------

          "Contributing Member" means, in respect of a Distributing Investment,
           -------------------
each Investor Member who contributed to the Acquisition Cost of such Distributing Investment.

          "Control Acquisition" means any cash investment prior to termination
           -------------------
of the Investment Period (including by way of the cashless exercise of Warrants Acquired for Cash) by Merck or any of its Affiliates or Associates (other than the Company) in a Portfolio Company in which the Company has an existing Portfolio Investment that (i) is rejected or not approved by Lofberg within the period specified in Section 8.2(b) and

(ii) upon the consummation of which, the Company, Merck and Merck's Affiliates and Associates would, in the aggregate, own more than 20% of the outstanding voting equity of the Portfolio Company.

          "Control Acquisition Interest" shall have the meaning set forth in
           ----------------------------
Section 8.2(d).

          "Control Acquisition Price" of a Control Acquisition Interest means
           -------------------------
the same consideration per share (or equity equivalent) paid or to be paid by Merck or the applicable Affiliate or Associate under the related Control Acquisition Agreement.

          "Cooper" means James Cooper.
           ------

          "Damages" means any and all losses, damages, expenses and liabilities
           -------
whether joint or several, including, without limitation, those losses, damages, expenses and liabilities (including reasonable attorneys' fees) arising under or connected with the securities laws of the United States, or any other provision of statutory law, common law, or other applicable law of any jurisdiction.

          "Death" shall mean the death of the Carry Member.
           -----

          "Designated Additional Carry Member" shall have the meaning set forth
           ----------------------------------
in Section 5.5(a).

          "Disability" shall have the meaning set forth in the applicable
           ----------
employment agreement between the entity employing the Carry Member and the Carry Member, or if there is no employment agreement, a Carry Member shall be considered to be disabled after he or she has been unable fully to perform his or her duties as an employee of the Company (as determined in good faith by the Board of Managers), with reasonable accommodation as required by law, by reason of physical or mental illness for 180 days during any 360 day period.

          "Distributing Investment" means, in respect of each distribution under
           -----------------------
Section 10.1(b), the Portfolio Investment whose Sale gives rise to such distribution.

          "E-Healthcare Companies" shall have the meaning given to it in Section
           ----------------------
4.1 of the Agreement.

          "employee of the Company" or "employees" means any employee of Company
           -----------------------
or Merck or an Affiliate of Merck who provides services to the Company under the terms of this Agreement.

          "End Date" means the earlier of (i) the date the applicable Carry
           --------
Member's employment with Merck or an Affiliate of Merck is terminated and (ii) date the applicable Carry Member's designation as a Carry Member is terminated by the Board of

Managers pursuant to Section 6.13(l), in each case for any reason, except that the End Date shall be the 90/th/ day following such termination date in respect of a Portfolio Investment initiated prior to such termination date and consummated on or before such 90th day if the applicable Carry Member's employment or designation as a Carry Member is terminated without Cause or by reason of the Carry Member's Death or Disability.

          "Event of Bankruptcy" means, with respect to any Person, (i) the
           -------------------
filing of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code or any other federal or state insolvency law, or the filing of an answer consenting to or acquiescing in any such petition; (ii) the making of any general assignment for the benefit of its creditors, or the admission in writing of its inability to pay debts as they become due; (iii) the expiration of 30 days after the filing of an involuntary petition under Title 11 of the United States Code, an application for the appointment of a receiver for the assets of such Person, or an involuntary petition seeking liquidation, reorganization, arrangement or readjustment of its debts under any other federal, state or foreign insolvency law, provided that the same shall not have been vacated, set aside or stayed within such 30-day period; (iv) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, or other similar agent for the Person or for any substantial part of the Person's assets or property; and (v) the ordering of the winding up or liquidation of the Person's affairs.

          "Excess Carry Amount" means, with respect to each Carry Member, an
           -------------------
amount, determined on an aggregate basis for all Portfolio Investments in which such Carry Member has or had a Carry Interest, equal to such amount, if any, by which its Carry Distributions exceed the product of (i) the highest Applicable Carried Interest of such Carry Member in respect of any Portfolio Investment, and (ii) the Net Profit Amount of all Portfolio Investments in which such Carry Member has or had a Carry Interest.

          "Exchange" means (i) a United States national, regional, or local
           --------
securities exchange (ii) a foreign securities exchange or (iii) an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers (including, without limitation, NASDAQ).

          "Executive Agent" shall have the meaning set forth in section 16.14.
           ---------------

          "Executive Committee" shall have the meaning set forth in Section
           -------------------
8.1(d).

          "Expenses" shall mean, collectively, the Organizational Expenses and
           --------
the Operating Expenses.

          "Expenses Period" means the period commencing on the date of this
           ---------------
Agreement and ending on the third anniversary thereof.

          "Fair Market Value" shall mean, as to any non-cash property of the
           -----------------
Company, the fair market value thereof as determined pursuant to Section 10.5 of the Agreement.

          "Family Trust" in respect of any Person means any trust, partnership,
           ------------
limited liability company or other entity, the beneficiaries, partners, members or other equity owners of which (as the case may be), comprise solely members of that Person's family, by blood or marriage.

          "Fees and Expenses" shall mean, collectively, the Break-Up Expenses,
           -----------------
the Organizational Expenses and the Operating Expenses.

          "Fiscal Year" shall have the meaning set forth in Section 2.3.
           -----------

          "Funding Notice" shall have the meaning set forth in Section 5.2(a).
           --------------

          "Good Reason" shall mean the termination by Lofberg of his employment
           -----------
as Chief Executive Officer of the Company following the revocation or suspension of any of the powers granted to Lofberg pursuant to Section 7 of this Agreement (other than in connection with the termination of Lofberg for Cause).

          "GAAP" means the United States generally accepted accounting
           ----
principles.

          "Investment Committee" shall mean a committee appointed by the Board
           --------------------
of Managers in accordance with Section 8.1 of the Agreement.

          "Investment Period" shall mean the period beginning on the date of
           -----------------
this Agreement and ending on the earlier of (i) the date that all of the Merck Base Commitment has been invested or committed for investment in Portfolio Investments and Merck has advised the Executive Agent in writing that it does not intend to make any further investments, (ii) the second anniversary of the date of this Agreement or (iii) the termination thereof pursuant to Section 12.2

          "Investor Members" shall have the meaning set forth in the Preamble
           ----------------
and includes any person who is designated as an Investor Member pursuant to
Section 5.5.

          "LLC Act" shall have the meaning set forth in the Recitals.
           -------

          "Lofberg" means Per G. H. Lofberg.
           -------

          "MCV Budget" has the meaning set forth in Section 8.4.
           ----------

          "majority of the Carry Members" means Carry Members  holding a
           -----------------------------
majority of the Carry Interests in respect of a Portfolio Investment, assuming such Portfolio

Investment were incurred on the date of determination and all unvested Carry Interests were then vested.

          "majority of the Non-Defaulting Investor Members" means Non-Defaulting
           -----------------------------------------------
Investor Members providing a majority by monetary value of the Capital Contributions in respect of a Portfolio Investment.

          "majority of the Other Members" means Other Investor Members having a
           -----------------------------
majority of the Other Investor Interests in the applicable Portfolio Investment.

          "Marketable Securities" means securities that (i) are listed and
           ---------------------
traded on a national securities exchange or listed for quotation on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System, or registered or otherwise transferable under Rule 144 under the Securities Act of 1933, as amended without any waiting period or volume restrictions applicable to the Members, (ii) are not subject to any "lock-up" or other contractual restrictions on transfer and (iii) either (A) are not subject to any limitations on sale or transfer under the Securities Act of 1933, as amended or relevant state blue sky or similar foreign laws or (B) are covered by a registration rights agreement pursuant to which (1) the Company has presently exercisable registration rights covering 100% of the securities held by the Company in the applicable Portfolio Investment, (2) Lofberg has recommended in writing to the Board of Managers that such registration rights be exercised, and
(3) the Board of Managers shall have failed to request registration of such registrable securities within 30 days of Lofberg's recommendation unless the failure to request such registration was based upon the Board's determination, after due inquiry of the Portfolio Company, that there was a reasonable likelihood the Portfolio Company would exercise deferral or blackout rights if the Company were to exercise such registration rights.

          "Maximum Amount" means the maximum Applicable Carried Interest of a
           --------------
Carry Member which is, (a) in respect of Lofberg, 12%, (b) in respect of Cooper, 2.5% and (c) in respect of any other Carry Member, the maximum Applicable Carried Interest of such Carry Member as specified in the determination of the Board of Managers and set forth in the applicable resolution of the Board.

          "Members" shall have the meaning set forth in the Preamble.
           -------

          "Membership Interest" means the interests of the Members in the
           -------------------
Company.

          "Merck Base Commitment" shall have the meaning set forth in Section
           ---------------------
5.1(a).

          "Negative Carry Balance" means, with respect to a Carry Member, such
           ----------------------
Carry Member's Applicable Carried Interest of the amount, if any (without duplication of Portfolio Investments sold concurrently for a gain), by which (i) the sum of Merck's share of the Acquisition Costs of all Portfolio Investments in which the Carry Member had a Carry Interest and that have been previously Sold, or are being Sold concurrently with the Sale for which the Negative Carry Balance is to be calculated, since the last Sale of a Portfolio Investment in which such Carry Member received a distribution of Carry Interest pursuant to Section 10.1(b)(iii) (the "Applicable Portfolio Investments") exceeds (ii) all amounts
                   --------------------------------
distributable to Merck pursuant to Section 10.1(b)(ii) or (iii) with respect to the Applicable Portfolio Investments before reducing such amounts by the amounts distributed as Carry Distributions to the Carry Members pursuant to Section 10.1(b)(iii). For purposes of this definition, if a Carry Member's Carry Interest increases in accordance with the definition of Applicable Carried Interest, the Negative Carry Balance of such Carry Member shall be recomputed using the new higher percentage.

          "Net Acquisition Cost" shall mean, with respect to any Portfolio
           --------------------
Investment, the Acquisition Cost of such Portfolio Investment reduced by the cumulative amount of distributions under Section 10.1(b)(ii) with respect to such Portfolio Investment.

          "Net Profit" and "Net Loss" mean, respectively, for any period the
           ----------       --------
taxable income and taxable loss of the Company for the period as determined for federal income tax purposes, provided that for purposes of determining Net Profit and Net Loss and items of gross income, deductions and expenses and not for income tax purposes: (i) there shall be taken into account any tax exempt income of the Company; (ii) any expenditures of the Company which are described in Section 705(a)(2)(B) of the Code or which are deemed to be described in
Section 705(a)(2)(B) of the Code pursuant to Regulations under Section 704(b) of the Code shall be treated as deductible expenses; (iii) if any Company asset has a Book Value which differs from its adjusted tax basis as determined for federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be computed based upon the asset's Book Value rather than its adjusted tax basis in such manner as provided in the Regulations; (iv) items of gross income or deduction allocated pursuant to Section 9.2(b)-(d) shall be excluded from the computation of Net Profit and Net Loss; (v) there shall be taken into account any separately stated items computed under Section 703(a) of the Code; and (vi) if the Book Value of any Company asset is adjusted pursuant to clauses (ii) -
(iv) of the definition thereof, the amount of such adjustment shall be taken into account in the taxable year of adjustment as gain or loss from the disposition of such asset for purposes of computing Net Profit and Net Loss.

          "Net Profit Amount" shall mean in respect of a Carry Member an amount
           -----------------
equal to the excess of (i) the aggregate amount of all distributions made to Merck pursuant to Sections 10.1(b)(ii) and (iii) and the Carry Members pursuant to the proviso in Section 10.1(b)(iii) in respect of all Portfolio Investments in which such Carry Member has or had a Carry Interest, provided, however, that
                                                        --------  -------
in relation to those Portfolio Investments for which a deemed distribution under
Section 10.2(c) has occurred, the price
set forth in the Bona Fide Third Party Offer will be deemed to be the amount of the distribution in respect of that Portfolio Investment for the purposes of sentence (i) of this definition, over (ii) the aggregate amount of Acquisition Costs contributed by Merck with respect to such Portfolio Investments.

          "Net Sales Proceeds" means Cash payments (including any Cash received
           ------------------
by way of deferred payment pursuant to, or by amortization of, a note receivable or otherwise, as and when so received) received upon the Sale of Other Fees or Other Securities, net of any bona fide direct costs incurred in connection with such sale, including, without limitation, brokers' fees, legal fees and expenses and investment banking fees (but excluding any income taxes) reasonably estimated to be payable as a result of any gain recognized in connection therewith.

          "Non-Merck Members" shall have the meaning set forth in Section 16.14.
           -----------------

          "Officers" shall have the meaning set forth in Section 6.12.
           --------

          "Operating Expenses" shall mean all costs and expenses relating to the
           ------------------
Company's activities, investments and business (to the extent not borne or reimbursed by a Portfolio Company), including, without limitation, (i) all costs and expenses attributable to acquiring, holding and disposing of the Company's investments (including, without limitation, interest on money borrowed by the Company or on behalf of the Company, legal fees and expenses, travel expenses, registration expenses and brokerage, finders', custodial and other fees), (ii) legal, accounting, auditing, consulting and other costs and expenses directly relating to the ongoing activities of the Company (including, without limitation, travel expenses, expenses associated with the preparation of financial statements, valuation reports, tax returns and forms K-1), (iii) expenses of the Board of Managers and Investment Committee that the Company is required to pay, (iv) costs, expenses and liabilities of the Company (including, without limitation, litigation and indemnification costs and expenses, judgments and settlements), (v) the payment of the salaries of all of the employees of the Company (if any), (vi) rental and other office expenses of the Company and (vii) all out-of-pocket fees and expenses incurred by the Company or its members, officers and employees (without duplication) whether prior to or after the date hereof directly relating to investment and disposition opportunities for the Company not consummated (including, without limitation, legal, travel, accounting, auditing, engineering, consulting and other fees and expenses of advisors and experts, financing commitment and investment banking fees, and printing).

          "Organizational Expenses" shall mean all costs actually incurred in
           -----------------------
organizing the Company, including, without limitation, all fees, costs and expenses in connection with the planning, negotiation, execution and delivery of this Agreement and the organization and offering of interests in the Company (including, without limitation, travel, planning, printing and attorneys' and accountants' fees and expenses).

          "Other Fees" shall have the meaning set forth in Section 8.3(a).
           ----------

          "Other Investor Members Base Commitment" shall have the meaning set
           --------------------------------------
forth in Section 5.1

          "Other Securities" shall have the meaning set forth in Section 8.3(b).
           ----------------

          "Partially Adjusted Capital Account" means, with respect to any Member
           ----------------------------------
and any Fiscal Year (or period), the Capital Account of such Member at the beginning of such Fiscal Year (or period), adjusted for all contributions and distributions during such year (or period) and all special allocations pursuant to Sections 9.2(b), (c), (d) and (e) with respect to such Fiscal Year (or period), but before giving effect to any allocations of Net Profit or Net Loss with respect to such Fiscal Year (or period).

          "Person" means any natural person, corporation, membership, trust,
           ------
partnership, limited liability company, association or other entity.

          "Portfolio Company" shall mean any Person that is the issuer of a
           -----------------
Portfolio Investment (other than a Short-Term Investment).

          "Portfolio Investment" shall mean an investment made by the Company,
           --------------------
directly or by or through an entity created for the purpose of making such investment, in a Portfolio Company, including, without limitation, through the acquisition of assets, capital stock, partnership interests, equity securities, equity related securities, joint venture interests, undivided interests, leasing interests, limited liability company interests or convertible or other investment interests, or any combination thereof, or securities or interests convertible into or exchangeable for any of the foregoing, including, without limitation, any business transaction in which the Company or an entity created for the purpose of making such investment acquires a Portfolio Company or interest therein by tender offer, takeover bid, merger, leveraged buyout, open market purchase, private placement or otherwise and including any of the foregoing received in exchange for or upon conversion of a Portfolio Investment in connection with the merger or consolidation or other business combination of a Portfolio Company with or into another Person.

          "Proceeds" shall have the meaning set forth in Section 10.1(b).
           --------

          "Public Float" means the aggregate Fair Market Value of the common
           ------------
stock of an issuer held by Persons who are not Affiliates of such issuer.

          "Purchase Date" shall have the meaning set forth in Section 8.2(g).
           -------------

          "Qualified IPO" means a bona fide underwritten public offering,
           -------------
pursuant to an effective registration statement under the Securities Act of 1933, of the common stock of a Portfolio Company in which the underwriters represent in writing that they are prepared to include in such public offering the Company's entire interest in such Portfolio Company.

          "Qualifying Issuer" means any Portfolio Company whose common stock is
           -----------------
traded on a national securities exchange or on the Nasdaq Stock Market having
(i) a Public Float of at least $500 million or (ii) an average daily trading volume for the 20 Business Days prior to the date Lofberg presents a Divestment Proposal to the Board of Managers of at least 25% of the Company's interest in such Portfolio Company.

          "Quarter" means any consecutive three month period.
           -------

          "Ratable Contribution Percentage" means the proportion of the total
           -------------------------------
obligation of the Other Investor Members to make Capital Contributions attributable to each Other Investor Member expressed as a percentage which shall initially be the percentages set out in Schedule B of this Agreement but which may be amended from time to time in accordance with Section 5.5.

          "Reg.(S)" shall mean a section of the Regulations.
           -------

          "Regulations" shall mean the Treasury regulations from time to time
           -----------
issued pursuant to, and in effect under, the Code.

          "Required Consents" shall have the meaning set forth in Section
           -----------------
8.3(c).

          "Sale" or "Sold" means the sale, liquidation or other disposition of a
           ----      ----
Portfolio Investment for cash or the distribution in kind of a Portfolio Investment; provided that (i) if a Portfolio Investment is partially sold or distributed in kind, only the portion so sold or distributed shall be treated as a "Sold" Portfolio Investment and (ii) if a Portfolio Investment is exchanged for securities, the Portfolio Investment shall not be treated as a "Sold" Portfolio Investment.

          "Section 705(a)(2)(B) Expenditure" shall mean an expenditure described
           --------------------------------
in Section 705(a)(2)(B) of the Code which is neither deductible in computing taxable income nor properly chargeable to capital accounts and any expenditure considered to be an expenditure described in Section 705(a)(2)(B) of the Code pursuant to Regulations under Section 704(b) of the Code.

          "Short-Term Investments" shall mean: (i) negotiable instruments or
           ----------------------
securities (whether certificated or uncertificated) which evidence (A) obligations of or fully guaranteed by the United States of America, (B) time deposits in, or bankers' acceptances or certificates of deposit issued by, any depository institution or trust company organized under the laws of the United States of America or any state thereof, subject to supervision and examination by United States or state banking or depository institution authorities and having, to the knowledge of the Carry Members at the time such investment is made or committed, reported capital and surplus in excess of $250,000,000, and (c) commercial paper having a maturity of less than 180 days and having, at the time of the investment or commitment to invest therein, a rating from Moody's Investors Service, Inc. or Standard & Poor's Corporation of P-1 or A-1, respectively; and (ii) demand deposits in any depository institution or trust company referred to in (i)(B) above.

          "Start Date" means, in respect of Lofberg and Cooper, the date of this
           ----------
Agreement, and in respect of any Designated Applicable Carry Member, the date such Designated Applicable Carry Member is designated pursuant to section 5.5 or such other date after such designation as may be specified by the Board of Managers in a resolution of the Board.

          "Target Capital Account" means, with respect to any Member and any
           ----------------------
Fiscal Year (or period), an amount (which may be either a positive or a deficit balance) equal to the hypothetical distribution such Member would receive pursuant to clause (i) below, minus the hypothetical contribution such Member would be required to make pursuant to clause (ii), and minus the Member's share of the Company's partnership minimum gain, and minus the Member's share of the Company's partner nonrecourse debt minimum gain, all computed immediately prior to the hypothetical sale described in clause (i) below.

               (i) The hypothetical distribution to a Member at any time is equal to the amount that would be received by such Member if all of the Company's assets were sold for an amount of cash equal to their Book Values, all Company liabilities were satisfied to the extent required by their terms (limited, with respect to each nonrecourse liability or "partner nonrecourse debt" (as defined in Reg.(S) 1.704-2(b)(4)) to the Book Value of the Company assets securing each such liability), and the net assets of the Company, including any amount returned to the Company pursuant to
                     Section 12.4, were distributed in full to the Members pursuant to Section 12.3(c) hereof upon liquidation of the Company.

               (ii) The hypothetical contribution by a Member is equal to the amount that such Member would be obligated to contribute pursuant to Section 12.4 upon the hypothetical sale described in clause (i) above in liquidation of the Company.

          "Tax Distribution" shall have the meaning set forth in Section
           ----------------
10.1(e).

          "Tax Liability Amount" with respect to a Member for a Fiscal Year,
           --------------------
shall equal the product of (i) the Applicable Tax Rate, times (ii) the amount of the Company's taxable income allocated to such Member with respect to such Fiscal Year.

          "Tax Matters Member" shall have the meaning set forth in Section 13.1.
           ------------------

          "Tax Payment Date" with respect to a Fiscal Year shall mean March 31st
           ----------------
of the year following such Fiscal Year.

          "Transfer" shall have the meaning set forth in Section 11.1(a).
           --------

          "Transferring Member" shall have the meaning set forth in Section
           -------------------
8.3(c).

          "Warrants Acquired for Cash" means warrants or options acquired for
           --------------------------
cash consideration if such warrants, after giving effect to the cash purchase price and no other consideration, were not in-the-money at the date of acquisition. Warrants acquired in connection with a cash investment in other securities (a "Unit Investment") shall be deemed Warrants Acquired for Cash if
               ---------------
such Unit Investment is a financing transaction for a cash purchase price made on arm's length terms.

                                  Schedule A
                                  ----------

Part A - Investor Members:

1.   Merck-Medco Managed Care, L.L.C.
     c/o Merck & Co. Inc.
     1 Merck Drive
     Whitehouse Station, NJ 08889
     Fax No.: (908) 735-1244
     Attention: Ken Frazier

2.   Per G. H. Lofberg
     63 East 92/nd/ Street
     New York, NY 10128
     Fax No.: (212) 423-3034

3.   James Cooper
     8 Lambert Lane
     Upper Saddle River, NJ 07458
     Fax No.: (201) 327-2671


Part B - Carry Members:

1.   Per G. H. Lofberg
     63 East 92/nd/ Street
     New York, NY 10128
     Fax No.: (212) 423-3043


2.   James Cooper
     8 Lambert Lane
     Upper Saddle River, NJ 07458
     Fax No.: (201) 327-2671

                                  Schedule B
                                  ----------

                             Contribution Schedule


          ----------------------------------------------------
           Lofberg                         82.75%
          ----------------------------------------------------
           Cooper                          17.25%
          ----------------------------------------------------

                                  Schedule C
                                  ----------

    Illustration of Distributions and Allocation of Net Profits and Losses

                      [See attached Distribution Example]

                                      -2-